UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

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March 31, 2008
Semi-Annual Report

Calvert Social Investment Fund
       Money Market Portfolio
       Balanced Portfolio
       Bond Portfolio
       Equity Portfolio
       Enhanced Equity Portfolio

Calvert
Investments that make a difference®

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Table of Contents

Chairman's Letter

2

President's Letter

5

Money Market Portfolio Management Discussion

9

Balanced Portfolio Management Discussion

11

Bond Portfolio Management Discussion

15

Equity Portfolio Management Discussion

19

Enhanced Equity Portfolio Management Discussion

24

Shareholder Expense Example

28

Statements of Net Assets

33

Notes to Statements of Net Assets

71

Statements of Operations

76

Statements of Changes in Net Assets

78

Notes to Financial Statements

87

Financial Highlights

95

Explanation of Financial Tables

113

Proxy Voting and Availability of Quarterly Portfolio Holdings

115

Basis for Board's Approval of Investment Advisory Contracts

115

Dear Shareholder:

The credit markets have been the center of attention over the last six months and will continue to be for quite a while. In recent years, investors have been too willing to take on risk with little compensation. The subprime mess was the wake-up call which, combined with Wall Street's greed and lack of public responsibility, has caused the financial crisis of recent months.

Despite high volatility, the challenges have taken less of a toll on the equity market and long-term investors should not be too concerned. The Financials sector is largely responsible for the current equity market decline, but it comprises a much smaller share of the Standard & Poor's 500 Index than it used to. The challenge now is to protect the real economy (jobs) from the mistakes of the financial economy.

A Special Acknowledgement

Speaking of the credit markets, in early April, Calvert Sr. Vice President Greg Habeeb traveled to New York to accept a 2008 Lipper Fund Award for the CSIF Bond Portfolio, which was honored for having the most consistent risk-adjusted return over the past three years--an accomplishment it has achieved in four of the past five years.1 Greg is one of these managers who goes to bed thinking about safeguarding your savings. He also has the brains and confidence to stand up to the Wall Street salespeople. So I'm sure you will join me in sending a special "thank you" to Habeeb and the rest of the fixed-income team for all their hard work and continued dedication.

In My View

Many financial institutions, including the credit-rating agencies, were taken in by Wall Street hype during the days of easy money and now we are paying for that mistake with job losses and other economic consequences of a recession. The Federal Reserve has done a good job in reworking the plumbing in the crisis, but we also have a policy problem which is beyond the Fed's reach--our country's refusal to see that we have been living beyond our means in this globalizing era.

We borrow from abroad to buy things from abroad and to finance a trillion-dollar war. We aren't saving enough for the Medicare years. Real wages have barely increased in recent years, and those slight increases have essentially been borrowed from future generations.

In the meantime, the rest of the world has been getting its act together. We may no longer be the top dog in the world, but we can still be a respected leading nation among nations if we have the will to address our circumstances and make the adjustments to get us back on track. One small adjustment might be in the Wall Street incentive system to increase accountability. Instead of giving those big annual bonuses in cash every year, give them in the form of stock that cannot be redeemed for three years.

Shareholder Advocacy

As the markets continue their bottoming process, the Calvert Social Research Department continues to help make our good companies better. Calvert is off to a strong start for the 2008 proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Indigenous Peoples' Rights

To encourage Native American leaders to participate in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI." The Indigenous Peoples Task Force of the Social Investment Forum also sponsored the event. The unprecedented American Indian engagement at the event brought leaders from 13 American Indian tribes together with socially responsible investment practitioners (money managers, community investors, and social researchers).

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.2

Community Investments

Back to the credit crisis: You may recall that our community investment program allows us to allocate up to 1% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.3 Many of these investments are to microfinance and community housing groups. It is notable that--in this world of subprime losses by so many lenders--our loans to these struggling populations are performing quite well. We believe it is because the groups we invest in make sure that their borrowers can afford the loans they're getting.

Recently, the Calvert Social Investment Foundation, through which the fund's investments are deployed, made its first loan in local currency terms to microfinance organization EDPYME Edyficar in Peru. The local currency terms enable us to make the loan without passing on the risk that the dollar will be devalued, which would effectively reduce the amount of the loan.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

Sincerely,

D. Wayne Silby
Chairman (Non-Executive)
Calvert Social Investment Fund

April 2008

1. This is the fourth time in the last five years that the Calvert Social Investment Fund Bond Portfolio Class I Shares has won the Lipper Award for consistent risk-adjusted return for the three-year period. For the three-year periods ended December 31, 2003, 2005, 2006, and 2007, the Class I Shares of the Portfolio were chosen from among 154, 152, 150, and 144 funds, respectively.

Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sale in a given country are selected, and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper, Inc.

2. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio. Portfolio holdings are subject to change without notice.

3. The program is formally known as the Calvert High Social Impact Investment program, and is administered through the Calvert Social Investment Foundation. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: CSIF Balanced Portfolio, 0.91%; CSIF Bond Portfolio, 0.25%; and CSIF Equity Portfolio, 0.63%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Dear Shareholders:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets and Treasury bond yields moving lower across nearly all maturity ranges. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, there was a flight to quality with investors favoring stocks with dependable earnings and dividends in the equity markets, and Treasuries over bonds with default risk.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Lehman U.S. Credit Index, a common benchmark for the entire U.S. bond market, returned 2.63% for the reporting period. The credit crisis also affected previously staid debt sectors, including auction-rate securities and municipal bonds. Money market rates for bank certificates of deposit and corporate commercial paper declined in response to the Federal Reserve's interest-rate cuts designed to help stabilize the economy and markets.

Fed Takes Aggressive Action

The Federal Reserve (Fed) has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points.

Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Lipper Awards

Against this backdrop of market turmoil, it's especially notable that our taxable bond funds continue to receive Lipper awards year after year--most recently this April. I attribute these results to the disciplined approach and expertise of our veteran team of portfolio managers and credit analysts, led by Calvert Senior Vice President Greg Habeeb. In the current subprime crisis, this team largely avoided investing in securities that are directly related to subprime mortgages in our taxable fixed income funds.

Three of Calvert's taxable bond funds--Calvert Social Investment Fund (CSIF) Bond Portfolio, Calvert Income Fund, and Calvert Long-Term Income Fund--received 2008 Lipper Awards as a result of their consistently high risk-adjusted returns in their respective peer groups.1 In fact, this is the fourth time in the last five years that CSIF Bond Portfolio (Class I shares) has won the Lipper Award for the three-year period.

An important aspect of the portfolio management strategy employed by the team that runs CSIF Bond Portfolio has been a concentration on owning bonds with high credit quality, which has paid off as the credit crisis has caused investors to flock to the highest-quality securities. However, the indirect effects of the subprime mortgage problems impacted our fixed-income funds through their holdings of securities issued by financial companies.

Flight to Quality in Stocks

The equity markets experienced a similar flight to quality. Although the stock prices of financial companies have been beaten down as a result of fears about their exposures to subprime mortgages, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the larger-cap and higher-quality stocks largely favored in our Calvert Social Investment Fund equity portfolios to shine.

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Women's Principles

In another area, Calvert's Social Research Department has continued to advance our groundbreaking Calvert Women's Principles, first introduced in 2004 in partnership with the United Nations Development Fund for Women. The Calvert Women's Principles are the first global code of corporate conduct that focuses exclusively on empowering, advancing, and investing in women. Calvert is actively working with public- and private-sector organizations to implement the Principles and we are updating the Principles to address key areas such as disability concerns; gay, lesbian, bisexual, and transgender issues; and work/life balance matters. To find more information about our current initiatives, please visit www.calvert.com/womensprinciples.html.

Maintain a Long-Term View

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

Thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

1. This is the fourth time in the last five years that the Calvert Social Investment Fund Bond Portfolio Class I Shares has won the Lipper Award for consistent risk-adjusted return for the three-year period. For the three-year periods ended December 31, 2003, 2005, 2006, and 2007, the Class I Shares of the Portfolio were chosen from among 154, 152, 150, and 144 funds, respectively.

Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns, measured in local currency, relative to peers. Funds registered for sale in a given country are selected, and then scores for Consistent Return are computed for all Lipper global classifications with five or more distinct portfolios. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or 10 years. Source: Lipper, Inc.

The Calvert Social Investment Fund Bond Portfolio Class I Shares (CBDIX) ranked #1 (out of 128 funds) in the Corporate Debt Funds A Rated classification for the five-year period ended December 31, 2007.

The Calvert Social Investment Fund Bond Portfolio Class A Shares (CSIBX) ranked #1 (out of 58 funds) in the Corporate Debt Funds A Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class A Shares (CFICX) ranked #1 (out of 48 funds) in the Corporate Debt Funds BBB-Rated classification for the 10-year period ended December 31, 2007.

The Calvert Income Fund Class I Shares (CINCX) ranked #1 (out of 100 funds) in the Corporate Debt Funds BBB-Rated classification for the five-year period ended December 31, 2007.

The Calvert Long-Term Income Fund Class A Shares (CLDAX) ranked #1 (out of 117 funds) in the Corporate Debt Funds BBB-Rated classification for the three-year period ended December 31, 2007.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager

of Calvert Asset Management Company

Performance

For the six months ended March 31, 2008, Calvert Social Investment Fund Money Market Portfolio O shares returned 1.80% versus 1.84% for the Lipper Money Market Funds Average.

Investment Climate

The six-month period ended March 31, 2008 was one of the most memorable periods in the history of the bond market. During the first three months, the collapse of the U.S. subprime mortgage market spurred a severe liquidity crunch that was acutely felt in U.S., European, and United Kingdom money markets. Extensive cooperation between the Federal Reserve (Fed) and European central banks pumped enough liquidity back into the system to restore calm by the end of 2007.

However, issues with the financial stability of bond insurers arose in January and roiled the typically staid municipal bond market. By early March, the crisis had escalated into a broad sell-off of even the most creditworthy securities into an already weak market. In response, the Fed made a series of historically significant policy announcements--such as allowing investment banks to borrow directly from the Fed and agreeing to finance $30 billion of Bear Stearns' most illiquid assets so the company could be sold--which calmed the turmoil by the end of March.

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance is no guarantee of future results.

Money Market Portfolio Statistics
March 31, 2008
Investment Performance
(Total Return)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Money Market Portfolio	1.80%	4.14%
Lipper Money Market Funds Avg.	1.84%	4.14%

Maturity Schedule
	Weighted Average
	3/31/08	9/30/07
	40 days	56 days

Average Annual Total Returns

One year	4.14%
Five year	2.59%
Ten year	3.20%

7-Day Simple/Effective Yield

7-day simple yield	2.34%
7-day effective yield	2.37%

Investment Allocation	% of Total Investments

Taxable Variable Rate	77.1%
Demand Notes
U.S. Government Agencies
and Instrumentalities	22.0%
Loans and Deposit Receipts
Guaranteed by U.S.
Government Agencies	0.5%
Certificates of Deposit	0.4%
Total	100%

Throughout the period, economic growth slowed while inflation remained steady. A series of cuts over the six-month period reduced the target federal funds rate from 4.75% to 2.25%. As a result of a flight to quality amid market turmoil, the three-month Treasury bill yield dropped from 3.82% to 1.38% while the 10-year Treasury bond yield fell from 4.59% to 3.45%. However, the extremely difficult market conditions sent municipal and corporate bond yields higher.1

Portfolio Strategy

Given the continuing deterioration in the market for corporate securities, we continued to purchase government agency securities during the period. As overnight interest rates fell, we particularly focused on six- to 12-month agency securities to diversify the maturities in the portfolio and take advantage of existing money-market yields before they fell due to anticipated or actual interest-rate cuts.

We reduced our allocation to short-term securities as the Fed cut interest rates, but we continue to hold a core position of variable-rate demand notes and other variable-rate securities, whose interest rates typically adjust with changes in the one-month London interbank offered rate (LIBOR).

Outlook

Market anxiety appears to have crested in March, though neither the credit markets nor the economy are out of the woods. Credit markets need to stabilize and better flow, something we expect to see over the remainder of 2008. By mid-2008, however, credit markets will have been under severe stress for a year. As a result, economic growth may remain sub-par for a protracted period.

Given the uncertainty in the market, we plan to maintain a high allocation to U.S. government agency and other highly liquid securities.

April 2008

1. The yield on the Bond Buyer 20 Index of state and local general obligation bonds rose 0.48 percentage points and the yield on the Moody's Baa-rated corporate bond index increased 0.31 percentage points between September 30, 2007 and March 31, 2008.

Portfolio Management Discussion

John Nichols,
Vice President, Equities
of Calvert Asset Management Company

For the six months ended March 31, 2008, Calvert Social Investment Fund Balanced Portfolio Class A shares (at NAV) returned -6.49%. The Balanced Composite Benchmark returned -6.39%. The Portfolio's slight underperformance of the benchmark was due to the bond portion of its holdings.

Investment Environment

Over the past six months, bonds outperformed stocks as investors sought stability amid market turmoil. The Russell 1000® Index, a measure of the U.S. stock market, fell 12.41%. Bonds rose 2.63% as measured by the Lehman U.S. Credit Index.

While several major equity market benchmarks hit all-time highs in early October 2007, continued problems in the housing and mortgage markets dragged equities down over the balance of the period. As mortgage defaults increased and major banks and brokerage houses around the globe announced large losses from exotic securities backed by subprime mortgages, investors worried about the potential for a dramatic economic slowdown and, possibly, a recession. Weak holiday sales and rising levels of unemployment only heightened concerns.

The bond market had its troubles as well, as questions about the financial stability of bond insurers arose in January and roiled the typically staid municipal bond market. Additional and higher-than-expected mortgage-related writedowns by financial services companies caused the difference in yields between Treasury and corporate securities to widen significantly. By early March, the crisis had escalated into a broad sell-off of even the most creditworthy securities into an already weak market. In response, the Fed made a series of historically significant policy announcements--such as allowing investment banks to borrow directly from the Fed and agreeing to finance $30 billion of Bear Stearns' most illiquid assets so the company could be sold--which calmed the turmoil by the end of March.

Throughout the period, economic growth slowed while inflation remained steady. A series of interest rate cuts from the Federal Reserve over the six-month period reduced the target federal funds rate from 4.75% to 2.25%. As a result of a flight to quality amid market turmoil, Treasury bonds rallied while municipal and corporate bonds struggled.

Balanced Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	(6.49%)	(2.91%)
Class B	(6.93%)	(3.86%)
Class C	(6.90%)	(3.77%)
Class I	(6.29%)	(2.44%)
Balanced Composite
Benchmark***	(6.39%)	(1.65%)
Lipper Mixed-Asset Target
Allocation Growth Funds Avg.	(8.26%)	(2.32%)

Ten Largest Long-Term Holdings
	% of Net Assets
AT&T, Inc.	1.8%
XTO Energy, Inc.	1.5%
International Business Machines Corp.	1.3%
Microsoft Corp.	1.3%
Cisco Systems, Inc.	1.3%
EOG Resources, Inc.	1.3%
Procter & Gamble Co.	1.2%
Freddie Mac, 5.125%,
12/15/13	1.2%
3M Co.	1.2%
Hewlett-Packard Co.	1.1%
Total	13.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

***The Calvert Balanced Composite Benchmark is comprised of 60% Russell 1000 Index and 40% Lehman U.S. Credit Index.

Balanced Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(7.52%)
Five year	6.43%
Ten year	2.22%

Class B Shares
One year	(8.67%)
Five year	6.25%
Ten year	1.66%

Class C Shares
One year	(4.73%)
Five year	6.44%
Ten year	1.71%

Balanced Portfolio Statistics
March 31, 2008
Average Annual Total Returns
Class I Shares*
One year	(2.44%)
Five year	7.84%
Since inception	2.70%
(2/26/99)

Asset Allocation	% of Total Investments
Equity Investments	60%
Bonds	38%
Cash & Cash Equivalents	2%
100%

Performance Comparison
Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004; an earlier subadvisor change occurred in March 2002. Past performance is no guarantee of future results.

Equities Performance

Stock selection in the Energy and Financials sectors, as well as an underweighting to the latter, helped the equity portfolio navigate the stormy markets of the period. Energy continued to be a top-performing market sector, which usually works against us given the portfolio's persistent underweight to the sector. However, our Energy holdings tend to favor natural gas over crude oil, which was very beneficial during the period. Our three largest Energy holdings--EOG Resources, XTO Energy, and Chesapeake Energy--were all up more than 25%, while the larger global integrated oil companies we do not invest in, such as ExxonMobil and Chevron, were down for the period.1

In the market's poorest-performing sector--Financials--an underweighting helped our performance relative to the Index. We also benefited from our socially responsible screening, as losses from complex securities based on sub-prime mortgages grew over the period and dragged down the stock prices of companies such as Citigroup and Countrywide.

Bond Performance

Going into the period, the Portfolio had an overweighting to securities with high credit quality and very little exposure to asset-backed securities, both of which helped it avoid almost all subprime-mortgage-backed debt and boosted returns relative to the Lehman U.S. Credit Index. In fact, AAA rated bonds (both corporate and government agency securities) accounted for more than 60% of assets on September 30, 2007, versus only 11% for the Index. Higher-quality bonds also significantly outperformed lower-rated issues, as the Lehman AAA Credit Index returned 1.93% for the period versus -0.44% for the Lehman BBB Credit Index. However, our allocation to below-investment-grade credits, such as Residential Capital, hurt performance. Lower-quality issues underperformed higher-quality investment grade in the period.

The Fund's short duration relative to the benchmark also weighed on performance. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) As subprime woes spread to sectors with traditionally high credit quality, investors fled to the relative safety of Treasury securities. As a result, yields for two-year Treasury notes fell almost two-and-a-half percentage points for the reporting period versus a drop of just over one percentage point for 10-year Treasuries. However, our yield curve strategies helped offset some of the drag from the short relative duration.

We began to opportunistically add to our holdings of corporate bonds as falling prices appeared to represent good value, although further price drops hampered that strategy.

Outlook

While the wave of market anxiety appears to have crested in March, neither the economy nor the financial markets are out of the woods. We expect continued volatility in the market for a protracted period. However, that may create attractive opportunities in both stocks and bonds.

April 2008

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: EOG Resources 1.3%, XTO Energy 1.5%, Chesapeake Energy 0.7%, ExxonMobil 0%, Chevron 0%, Citigroup 0%, Countrywide Financial 0%, Residential Capital 0.3%. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2008, Calvert Social Investment Fund Bond Portfolio Class A shares (at NAV) returned 2.94% versus 2.63% for the Lehman U.S. Credit Index. The Portfolio's bias toward high-quality bonds was a major contributor to its outperformance.

Investment Climate

The six-month period ended March 31, 2008 was one of the most memorable periods in the history of the bond market. During the first three months, the collapse of the U.S. subprime mortgage market spurred a severe liquidity crunch that was acutely felt in U.S., European, and United Kingdom money markets. Extensive cooperation between the Federal Reserve (Fed) and European central banks pumped enough liquidity back into the system to restore calm by the end of 2007.

However, issues with the financial stability of bond insurers arose in January and roiled the typically staid municipal bond market. By early March, the crisis had escalated into a broad sell-off of even the most creditworthy securities into an already weak market. In response, the Fed made a series of historically significant policy announcements--such as allowing investment banks to borrow directly from the Fed and agreeing to finance $30 billion of Bear Stearns' most illiquid assets so the company could be sold--which calmed the turmoil by the end of March.

Bond Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	2.94%	5.38%
Class B	2.34%	4.29%
Class C	2.54%	4.55%
Class I	3.24%	5.92%
Lehman U.S.
Credit Index**	2.63%	3.99%
Lipper Corporate Debt Funds A Rated Avg.	1.88%	3.28%

Maturity Schedule
	Weighted Average
	3/31/08	9/30/07
	7 years	9 years

SEC Yields
	30 days ended
	3/31/08	9/30/07
Class A	4.83%	4.93%
Class B	4.03%	4.14%
Class C	4.23%	4.31%
Class I	5.61%	5.72%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	1.42%
Five year	4.94%
Ten year	5.65%

Class B Shares
One year	0.29%
Five year	4.73%
Ten year	4.98%

Class C Shares
One year	3.55%
Five year	4.84%
Since inception	4.90%
(6/1/98)

Bond Portfolio Statistics March 31, 2008 Average Annual Total Returns

Class I Shares
One year	5.92%
Five year	6.34%
Since inception	7.13%
(3/31/00)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75% or deferred sales charge, as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Throughout the period, economic growth slowed while inflation remained steady. A series of cuts over the six-month period reduced the target federal funds rate from 4.75% to 2.25%. As a result of a flight to quality amid market turmoil, the three-month Treasury bill yield dropped from 3.82% to 1.38% while the 10-year Treasury bond yield fell from 4.59% to 3.45%. However, the extremely difficult market conditions sent municipal and corporate bond yields higher.1

Portfolio Strategy

Going into the period, the Portfolio had an overweighting to securities with high credit quality and very little exposure to asset- backed securities, both of which helped it avoid almost all subprime-mortgage-backed debt and boosted returns relative to the Lehman U.S. Credit Index. In fact, AAA rated bonds (both corporate and government agency securities) accounted for more than 60% of assets on September 30, 2007, versus only 11% for the Index. Higher-quality bonds also significantly outperformed lower-rated issues, as the Lehman AAA Credit Index returned 1.93% for the period versus

-0.44% for the Lehman BBB Credit Index.

Nevertheless, the Fund's short duration relative to the benchmark weighed on performance. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) As subprime woes spread to sectors with traditionally high credit quality, investors fled to the relative safety of Treasury securities. As a result, yields for two-year Treasury notes fell almost two-and-a-half percentage points for the reporting period versus a drop of just over one percentage point for 10-year Treasuries. However, our yield curve strategies helped offset some of the drag from the short relative duration.

We began to opportunistically add to our holdings of corporate bonds as falling prices appeared to represent good value, although further price drops hampered that strategy.

Bond Portfolio Statistics
March 31, 2008
Economic Sectors	% of Total Investments
Asset Backed Securities	7.4%
Banks	11.7%
Commercial Mortgage-
Backed Securities	1.5%
Financial Services	4.7%
Financials	1.5%
Industrial	9.4%
Industrial - Finance	1.8%
Insurance	0.7%
Mortgage Backed Securities	1.4%
Municipal Obligations	22.3%
Real Estate Investment
Trusts	2.2%
Special Purpose	14.9%
U.S. Government Agency
Obligations	19.1%
Utilities	1.4%
Total	100%

Outlook

Market anxiety appears to have crested in March, though neither the credit markets nor the economy are out of the woods. Credit markets need to stabilize and better flow, something we expect to see over the remainder of 2008. By mid-2008, however, credit markets will have been under severe stress for a year. As a result economic growth may remain sub-par for a protracted period.

The good news is that recent turmoil in the bond market has beaten down the prices of bonds in most sectors, including corporate debt and asset-backed securities, so we may continue to opportunistically add to our corporate bond holdings in the months ahead. We also plan to maintain our focus on high-quality bonds, a strategy that has served the Portfolio well in the current market environment.

April 2008

1. The yield on the Bond Buyer 20 Index of state and local general obligation bonds rose 0.48 percentage points and the yield on the Moody's Baa-rated corporate bond index increased 0.31 percentage points between September 30, 2007 and March 31, 2008.

Portfolio Management Discussion

Richard England
of Atlanta Capital Management Company

Performance

For the six months ended March 31, 2008, Calvert Social Investment Fund Equity Portfolio Class A Shares (at NAV) returned

-8.62% versus a -12.46% return for the Standard & Poor's 500 Index. Skillfully navigating the troubled waters of the Financials sector was the primary reason for the Fund's outperformance relative to its benchmark.

Investment Climate

Over the last six months, the evidence of economic deterioration has continued to pile up. The most obvious sign has been the nearly unprecedented decline in housing prices across the country. There is plenty of blame to go around for this mess but, as always, greed was at the heart of this bubble. Home prices have been falling for nearly a year and are unlikely to stop in the near term. This has not only pushed down consumer confidence, it has also had the real effect of reducing consumer net worth.

Although Energy is less important to the U.S. economy today than it was a generation ago, persistently high oil and natural gas prices have reduced the spending ability of many Americans. That's unlikely to change significantly anytime soon. The bigger risk is that higher energy costs get broadly transferred into the prices of other products and services, which would decrease consumer spending power even more.

The stock market has been exceptionally volatile since evidence of the subprime crisis first emerged. The Federal Reserve (Fed) cut interest rates on multiple occasions and has grown increasingly creative in trying to restore confidence and liquidity to the markets. The most dramatic of these efforts was the rescue of Bear Stearns and the related and unprecedented step of opening up the Fed's lending authority to non-bank financial institutions.

There have been few constants in recent months. Growth stocks have pulled well ahead of value over the last six months, although they swapped the leading position numerous times in early 2008. Large-cap stocks, which generally have less sensitivity to the economy and a more geographically diverse earnings stream, have done better than small-cap stocks, but not dramatically so. Through the turmoil, however, high-quality companies have moved ahead of low quality. After years of easy money and little appreciation of risk, risk control is back in vogue--boosting the fortunes of the higher-quality stocks we invest in. We expect this trend to continue.

Equity Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	(8.62%)	1.25%
Class B	(8.99%)	0.40%
Class C	(8.97%)	0.46%
Class I	(8.38%)	1.78%
S&P 500 Index**	(12.46%)	(5.08%)
Lipper Multi-Cap
Core Funds Avg	(12.40%)	(5.57%)

Ten Largest Stock Holdings
	% of Net Assets
FMC Technologies, Inc.	4.6%
Cisco Systems, Inc.	4.5%
Microsoft Corp.	3.6%
Medtronic, Inc.	3.4%
Apple, Inc.	3.2%
Procter & Gamble Co.	3.1%
Emerson Electric Co.	3.0%
EOG Resources, Inc.	2.9%
Aflac, Inc.	2.8%
CVS Caremark Corp.	2.8%
Total	33.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services.

Equity Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(3.57%)
Five year	8.43%
Ten year	5.30%

Class B Shares
One year	(4.60%)
Five year	8.44%
Ten year	4.85%

Class C Shares
One year	(0.54%)
Five year	8.66%
Ten Year	4.95%

Equity Portfolio Statistics
March 31, 2008
Average Annual Total Returns
Class I Shares
One year	1.78%
Five year	10.10%
Since inception	6.25%
(11/1/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75% or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc

Equity Portfolio Statistics
March 31, 2008
Economic Sectors	% of Total Investments
Consumer Discretionary	8.4%
Consumer Staples	11.1%
Energy	7.5%
Financials	13.1%
Health Care	15.9%
Industrials	11.3%
Information Technology	22.4%
Limited Partnership Interest	0.1%
Materials	4.0%
U.S. Government Agency
Obligations	3.0%
Utilities	2.7%
Venture Capital	0.5%
Total	100%

Within the S&P 500, only the typically defensive Consumer Staples sector managed to post a positive absolute return during the period. Energy and Materials also did relatively well, which is not surprising given the level of energy and commodity prices. The troubled Financials sector logged the biggest decline, although the Information Technology and Consumer Discretionary sectors fared relatively poorly as well.

Portfolio Strategy

We continue to overweight the Information Technology sector, which is among the fastest growing sectors of the economy and also has one of the highest percentages of revenues and profits coming from overseas--this sets the companies up to benefit from the weak U.S. dollar. While business remains quite solid at this time, fears of an economic slowdown have caused the sector to lag the broader market and so our overweight cost us in relative performance.

The bulk of our performance during the period was due to owning the right stocks, especially in Financials, Energy, and Health Care. While we gained some ground from an underweight to Financials, the bigger help came from avoiding the big banks that suffered significant declines and instead holding stocks like Aflac, the supplemental insurer. Aflac rose 14%, reflecting strong earnings growth and essentially no exposure to any of the troubled fixed income markets.1 In Energy, the drag from an underweight to this solidly performing sector was more than offset by what we owned. Natural gas producer EOG Resources rocketed ahead 66% on rising prices and new discoveries that extend the company's reserve profile. The portfolio also benefited by owning Respironics, which was acquired for a substantial premium by the Dutch conglomerate Royal Philips Electronics.

Our weaker performers were generally in the Technology sector, where several stocks fell roughly 20% each. This list included Cisco Systems, Nokia, and Texas Instruments. As stated previously, this seems to be due to the fear of a business slowdown rather than any actual slowdown. Several Consumer Discretionary stocks--retailers in particular--also sagged as consumer spending has come under pressure.

Outlook

The reporting period was the worst six months the stock market, as measured by the S&P 500 has had in quite some time. But amid the sea of uncertainty, there are several issues we feel fairly confident about. There will be more write-offs in the Financials sector and growth will continue to slow. However, we do not anticipate an actual recession, as the weak dollar and better growth overseas should underpin substantial portions of the economy. That said, we do expect further reductions in expected earnings for the broader market. Also, volatility is likely to remain high. Given the Fed's recent actions, we believe the odds are good that we have seen the lows in the stock market. While it probably won't be straight up from here, we expect the next six months to be better than the last.

While we are cautious about the broader economic outlook, we are quite enthusiastic about the environment for high-quality, large-cap growth companies. We believe the reversal of trends in risk-taking, growth versus value, and large-cap versus small-cap are likely to continue for the foreseeable future. The economic slowdown notwithstanding, it's our opinion that most companies in the Portfolio can achieve double-digit earnings growth in 2008 and beyond. We believe we are well positioned to play both offense and defense. Also, we have seldom seen as great an opportunity to purchase high-quality growth companies at such low relative valuations.

April 2008

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2008, the following companies represented the following percentages of Portfolio net assets: Bear Stearns 0%, Aflac 2.79%, EOG Resources 2.90%, Respironics 0%, Royal Philips Electronics 0%, Cisco 4.49%, Nokia 1.88%, and Texas Instruments 2.14%. All holdings are subject to change without notice.

Portfolio Management Discussion

Ric Thomas
of SSgA Funds Management, Inc.

Performance

Calvert Social Investment Fund Enhanced Equity Portfolio Class A shares (at NAV) returned -12.51% versus -12.41% for the Russell 1000® Index for the six-month period ended March 31, 2008. The Portfolio performed in line with the Index as positive stock selection offset a negative drag from sector allocation.

Investment Climate

U.S. equities struggled over the past six months as troubles in the Financials sector continued and the market absorbed the probability of a slowing economy. Turmoil in the credit markets made banks and other financial institutions increasingly unwilling to lend capital, which also increased investors' risk aversion.

As a result, investors continued to move away from small-cap stocks into large-cap and from value into growth. Among large-cap stocks, the Russell 1000® Growth Index returned -10.87% compared with the -14.01% return of the Russell 1000® Value Index, which was weighed down by a large allocation to financial stocks. Small-cap stocks, as represented by the Russell 2000® Index, returned -14.02%.

Even hedge funds became more risk averse during the period and continued to rid themselves of leveraged positions. This exacerbated the underperformance of value-based equities as many of these positions were based on a continued outperformance of value over growth stocks.

Enhanced Equity
Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	(12.51%)	(9.69%)
Class B	(12.92%)	(10.53%)
Class C	(12.85%)	(10.42%)
Class I	(12.30%)	(9.27%)
Russell 1000 Index**	(12.41%)	(5.40%)
Lipper Multi-Cap Core Funds Avg.	(12.40%)	(5.57%)

Ten Largest Stock Holdings
	% of Net Assets
AT&T, Inc.	3.3%
Microsoft Corp.	3.1%
Procter & Gamble Co.	3.0%
International Business
Machines Corp.	2.7%
Pfizer, Inc.	2.6%
Bank of America Corp.	2.5%
JPMorgan Chase & Co.	2.3%
Cisco Systems, Inc.	2.3%
Johnson & Johnson	2.1%
3M Co.	1.9%
Total	25.8%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Enhanced Equity
Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(13.98%)
Five year	7.26%
Since inception	2.26%
(4/15/98)

Class B Shares
One year	(15.01%)
Five year	7.15%
Since inception	1.69%
(4/15/98)

Class C Shares
One year	(11.32%)
Five year	7.36%
Since inception	2.13%
(6/1/98)

Enhanced Equity
Portfolio Statistics
March 31, 2008

Average Annual Total Returns
Class I Shares*
One year	(9.27%)
Five year	8.52%
Since inception	3.04%
(4/15/98)

Performance Comparison

Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity
Portfolio Statistics
March 31, 2008
Economic Sectors	% of Total Investments
Consumer Discretionary	10.6%
Consumer Staples	7.6%
Energy	10.3%
Financials	16.3%
Health Care	12.4%
Industrials	10.5%
Information Technology	19.3%
Materials	2.4%
Telecommunication Services	5.1%
Utilities	5.5%
Total	100%

Portfolio Strategy

Sector/Industry

Sector allocation detracted from performance during the period. In particular, an underweight to Energy hurt performance as energy prices continued to rise and oil prices broke the $100 per barrel mark. As a result, this sector fell just 2%, outpacing the Index by more than 10%.

Individual Securities

We apply a proprietary, disciplined, quantitative investment process to identify those stocks in the Russell 1000 Index that we believe have the highest performance potential. The growth and market-sentiment components of our strategy performed strongly, offsetting the underperformance of the value model.

Stock selection was strongest in the Energy sector. In particular, the Portfolio benefited from a 66% rise in the stock price of oil and gas explorer EOG Resources, which received a big boost from an announcement that it was increasing its organic production growth estimates.1 Chesapeake Energy also performed well, climbing 31%, on a favorable outlook and overall high energy prices.

Models based on market trends have done very well over the past six months, although they have also been highly volatile over the past year--largely due to hedge funds selling off leveraged positions in some areas and establishing new ones in others. As a result, we have developed tools to monitor and estimate the amount of leverage being placed on various models and have adapted our process to account for this. At this point, we believe that investors have over-subscribed to trend-based models, so we are taking a conservative approach and limiting our exposure to our earnings-revision and price-momentum models. We are monitoring leverage daily and are mindful that this situation could change quickly.

Outlook

We believe the environment for our valuation models is favorable for the remainder of 2008. The spread between value ratios has been widening among equities, and while it hasn't reached the extremes seen from 2000 to 2002, it is certainly the most attractive we have seen in the past five years. Also, our analysis shows that investors are no longer holding leveraged positions on the expectation that value will outperform growth, which we believe lowers the risk in value investing for 2008.

We are confident that our process and disciplined style of investing will work over long periods of time, and in fact we manage for a five- to 10-year investment horizon. Our investment process emphasizes cheap, high-quality stocks with positive near-term earnings momentum--stocks with these characteristics have historically tended to outperform the market over long periods of time.

April 2008

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2008, the following companies represented the following percentages of Portfolio net assets: EOG Resources 1.77% and Chesapeake Energy 1.69%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CSIF Money Market	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Actual	$1,000.00	$1,018.00	$4.02
Hypothetical	$1,000.00	$1,021.02	$4.02
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/366.

CSIF Balanced	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$934.70	$5.82
Hypothetical	$1,000.00	$1,018.98	$6.08
(5% return per year before expenses)
Class B
Actual	$1,000.00	$930.30	$10.48
Hypothetical	$1,000.00	$1,014.14	$10.94
(5% return per year before expenses)
Class C
Actual	$1,000.00	$930.60	$10.02
Hypothetical	$1,000.00	$1,014.62	$10.46
(5% return per year before expenses)
Class I
Actual	$1,000.00	$937.10	$3.49
Hypothetical	$1,000.00	$1,021.40	$3.64
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.20%, 2.17%, 2.08% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

CSIF Bond	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$1,029.40	$5.54
Hypothetical	$1,000.00	$1,019.54	$5.51
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,023.40	$10.53
Hypothetical	$1,000.00	$1,014.59	$10.49
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,025.40	$9.56
Hypothetical	$1,000.00	$1,015.56	$9.51
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,031.80	$2.59
Hypothetical	$1,000.00	$1,022.45	$2.57
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.09%, 2.08%, 1.89%, and 0.51% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

CSIF Equity	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$914.10	$5.78
Hypothetical	$1,000.00	$1,018.96	$6.09
(5% return per year before expenses)
Class B
Actual	$1,000.00	$910.10	$9.78
Hypothetical	$1,000.00	$1,014.76	$10.31
(5% return per year before expenses)
Class C
Actual	$1,000.00	$910.30	$9.38
Hypothetical	$1,000.00	$1,015.18	$9.89
(5% return per year before expenses)
Class I
Actual	$1,000.00	$916.20	$3.22
Hypothetical	$1,000.00	$1,021.64	$3.39
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.21%, 2.05%, 1.96%, and 0.67% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

CSIF Enhanced Equity	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$874.90	$5.75
Hypothetical	$1,000.00	$1,018.86	$6.19
(5% return per year before expenses)
Class B
Actual	$1,000.00	$870.80	$10.50
Hypothetical	$1,000.00	$1,013.77	$11.30
(5% return per year before expenses)
Class C
Actual	$1,000.00	$871.50	$9.69
Hypothetical	$1,000.00	$1,014.64	$10.43
(5% return per year before expenses)
Class I
Actual	$1,000.00	$877.00	$3.46
Hypothetical	$1,000.00	$1,021.31	$3.73
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.23%, 2.25%, 2.07% and 0.74% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

MONEY MARKET PORTFOLIO
Statement of Net Assets
March 31, 2008

U.S. Government Agencies	Principal
And Instrumentalities - 21.7%	Amount	Value
Fannie Mae:
4.875%, 4/10/08	$1,000,000	$1,000,026
6.00%, 5/15/08	500,000	500,628
5.00%, 7/25/08	500,000	500,914
Fannie Mae Discount Notes, 5/12/08	500,000	497,153
Farmer Mac, 2.50%, 4/1/09	500,000	500,000
Federal Home Loan Bank:
5.30%, 4/7/08	250,000	250,000
2.935%, 8/15/08 (r)	2,000,000	2,000,494
2.65%, 9/17/08 (r)	2,000,000	1,999,795
4.25%, 9/26/08	2,000,000	1,995,166
4.60%, 10/29/08	700,000	700,000
4.50%, 10/30/08	1,000,000	1,000,000
4.57%, 11/28/08	2,000,000	2,000,000
4.375%, 12/11/08	500,000	500,000
3.16%, 1/7/09	500,000	500,017
4.20%, 1/7/09	1,000,000	1,000,000
4.00%, 1/9/09	2,000,000	2,000,000
2.875%, 1/30/09	500,000	500,000
2.80%, 2/6/09	500,000	500,000
2.976%, 2/11/09 (r)	2,000,000	2,000,952
2.945%, 2/18/09 (r)	2,000,000	2,001,311
2.75%, 2/20/09	500,000	500,000
2.98%, 2/27/09	500,000	500,000
2.83%, 3/3/09	1,000,000	1,000,000
2.85%, 3/4/09	1,000,000	1,001,096
3.00%, 3/4/09	1,000,000	1,000,000
2.90%, 3/5/09	500,000	500,000
2.90%, 3/20/09	500,000	500,000
2.574%, 4/24/09 (r)	2,000,000	2,000,000
2.963%, 8/10/09 (r)	2,000,000	2,000,000
2.529%, 8/21/09 (r)	1,000,000	1,000,000
3.061%, 9/4/09 (r)	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes, 4/1/08	2,700,000	2,700,000
Freddie Mac:
5.00%, 7/23/08	1,000,000	1,000,762
4.37%, 1/16/09	2,000,000	2,000,000
2.85%, 2/13/09	500,000	500,000
2.85%, 2/19/09	1,000,000	1,000,138
2.60%, 3/17/09	500,000	500,000
2.92%, 3/30/09	500,000	500,208
Freddie Mac Discount Notes:
4/11/08	1,000,000	998,627
4/28/08	250,000	249,049
5/5/08	1,000,000	997,459

Total U.S. Government Agencies and Instrumentalities
(Cost $43,393,795)		43,393,795

Depository Receipts For U.S.	Principal
Government Guaranteed Loans - 0.5%	Amount	Value
Colson Services Corporation Loan Sets:
4.844%, 7/26/10 (c)(h)(r)	$51,884	$51,893
4.75%, 1/22/11 (c)(h)(r)	61,830	61,829
5.00%, 3/23/12 (c)(h)(r)	70,807	70,909
4.875%, 5/29/12 (c)(h)(r)	197,819	197,817
4.75%, 8/10/12 (c)(h)(r)	433,428	434,751
4.75%, 9/2/12 (c)(h)(r)	79,708	79,904

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $897,103)		897,103

Certificates Of Deposit - 0.4%
Bank of Cherokee County, 3.50%, 4/21/08 (k)	100,000	100,000
Broadway Federal Bank FSB, 5.00%, 8/15/08 (k)	100,000	100,000
Community Bank of the Bay, 4.40%, 10/8/08 (k)	100,000	100,000
Community Capital Bank, 4.25%, 1/19/09 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 4.00%, 12/18/08 (k)	100,000	100,000
One United Bank, 4.00%, 9/15/08 (k)	100,000	100,000
Self Help Credit Union, 5.17%, 7/14/08 (k)	100,000	100,000

Total Certificates of Deposit (Cost $700,000)		700,000

Taxable Variable Rate Demand Notes - 76.1%
Akron Hardware Consultants, Inc., 3.50%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,778,000	1,778,000
Bayfront Regional Development Corp., 2.83%, 11/1/27, LOC:
PNC Bank (r)	6,000,000	6,000,000
Berks County Pennsylvania IDA Revenue, 3.97%, 6/1/15, LOC:
Wachovia Bank (r)	1,370,000	1,370,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha,
Inc., 2.73%, 6/1/22, LOC: Comerica Bank (r)	2,710,000	2,710,000
Butler County Alabama IDA Revenue, 2.77%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB (r)	530,000	530,000
California Statewide Communities Development Authority MFH
Revenue, 3.16%, 7/1/27, LOC: Bank of the West, C/LOC:
CALSTRs (r)	80,000	80,000
California Statewide Communities Development Authority Special
Tax Revenue, 3.08%, 3/15/34, LOC: Fannie Mae (r)	2,650,000	2,650,000
Chatham Centre LLC, 3.00%, 4/1/22, LOC: Bank of North
Georgia (r)	505,000	505,000
CIDC-Hudson House LLC New York Revenue, 3.60%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,870,000	1,870,000
Durham North Carolina GO, 2.73%, 5/1/18, BPA: Bank of
America (r)	4,040,000	4,040,000
Florida State Housing Finance Corp. MFH Revenue:
Victoria B, 2.90%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
Victoria J-2, 2.90%, 10/15/32, LOC: Fannie Mae (r)	2,410,000	2,410,000
3.07%, 11/1/32, LOC: Freddie Mac (r)	1,050,000	1,050,000
Fuller Road Management Corp. New York Revenue, 3.33%,
7/1/37, LOC: Key Bank (r)	8,000,000	8,000,000

Taxable Variable Rate Demand	Principal
Notes - Cont'd	Amount	Value
Grove City Church of the Nazarene, 3.80%, 2/1/24, LOC: National
City Bank (r)	$1,399,000	$1,399,000
Haskell Capital Partners Ltd., 2.78%, 9/1/20, LOC: Colonial Bank,
C/LOC: FHLB (r)	2,975,000	2,975,000
HHH Investment Co., 2.59%, 7/1/29, LOC: Bank of the West (r)	2,220,000	2,220,000
Holland Board of Public Works Home Building Co., 2.87%,
11/1/22, LOC: Wells Fargo Bank (r)	935,000	935,000
Jobs Co. LLC, 2.78%, 5/1/22, LOC: First Commercial Bank (r)	2,525,000	2,525,000
Kaneville Road Joint Venture, Inc., 3.60%, 11/1/32, LOC:
First American Bank, C/LOC: FHLB (r)	6,530,000	6,530,000
Lancaster California Redevelopment Agency MFH Revenue,
3.13%, 1/15/35, LOC: Fannie Mae (r)	200,000	200,000
Los Angeles California MFH Revenue, 2.70%, 12/15/34,
LOC: Fannie Mae (r)	1,000,000	1,000,000
Main & Walton Development Co., 3.05%, 9/1/26, LOC: Sovereign
Bank, C/LOC: FHLB (r)	5,315,000	5,315,000
Michigan State Municipal Bond Authority Revenue, 5.75%,
9/1/48, BPA: Depfa Bank Plc (r)	7,000,000	7,000,000
Milpitas California MFH Revenue, 3.05%, 8/15/33, LOC:
Fannie Mae (r)	2,200,000	2,200,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 3.03%,
8/1/20, LOC: Marshall & Ilsley Bank (r)	1,155,000	1,155,000
MOB Management One LLC, 3.25%, 12/1/26, LOC: Columbus
Bank & Trust (r)	1,210,000	1,210,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 3.18%, 5/1/25, LOC: FHLB (r)	3,070,000	3,070,000
New York State MMC Corp. Revenue, 3.60%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 2.66%, 1/1/31,
LOC: Bank of New York (r)	5,190,000	5,190,000
Osprey Management Co. LLC, 2.77%, 6/1/27, LOC: Wells Fargo
Bank (r)	5,100,000	5,100,000
Peoploungers, Inc., 2.77%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	2,200,000	2,200,000
Portage Indiana Economic Development Revenue, 2.89%,
3/1/20, LOC: FHLB (r)	360,000	360,000
Post Apartment Homes LP, 2.68%, 7/15/29, LOC: Fannie Mae (r)	20,690,000	20,690,000
Racetrac Capital LLC, 2.83%, 9/1/20, LOC: Regions Bank (r)	4,755,000	4,755,000
Rathbone LLC, 3.11%, 1/1/38, LOC: Comerica Bank (r)	3,000,000	3,000,000
Roosevelt Paper Co., 3.17%, 6/1/12, LOC: Wachovia Bank (r)	1,760,000	1,760,000
Scott Street Land Co., 3.85%, 1/3/22, LOC: Fifth Third Bank (r)	2,850,000	2,850,000
Scottsboro Alabama Industrial Development Board Revenue,
2.78%, 10/1/10, LOC: Wachovia Bank (r)	505,000	505,000
Sea Island Co., 2.90%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,325,000	1,325,000
Shawnee Kansas Private Activity Revenue, 3.25%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	3,535,000	3,535,000
Sheridan Colorado Redevelopment Agency Tax Allocation Revenue,
2.77%, 12/1/29, LOC: Citibank (r)	5,000,000	5,000,000
St. Joseph County Indiana Economic Development Revenue, 2.94%,
6/1/27, LOC: FHLB (r)	375,000	375,000
St. Paul Minnesota Port Authority Revenue, 3.20%, 3/1/21,
LOC: Dexia Credit Local (r)	1,710,000	1,710,000
Standard Furniture Manufacturing Co., Inc., 2.93%, 3/1/15,
LOC: RBC Centura Bank (r)	5,232,000	5,232,000

Taxable Variable Rate Demand	Principal
Notes - Cont'd	Amount	Value
Taylor County Kentucky Tax Notes, 2.77%, 1/1/19, LOC: Peoples
Bank & Trust, C/LOC: FHLB (r)	$2,730,000	$2,730,000
Tyler Enterprises LLC, 2.78%, 10/1/22, LOC: Peoples Bank
and Trust, C/LOC: FHLB (r)	4,485,000	4,486,645
Washington State MFH Finance Commission Revenue:
3.08%, 6/15/32, LOC: Fannie Mae (r)	1,160,000	1,160,000
3.08%, 7/15/32, LOC: Fannie Mae (r)	760,000	760,000
3.08%, 7/15/34, LOC: Fannie Mae (r)	1,775,000	1,775,000
3.12%, 5/15/35, LOC: Fannie Mae (r)	960,000	960,000
3.07%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Taxable Variable Rate Demand Notes (Cost $151,935,645)		151,935,645

TOTAL INVESTMENTS (Cost $196,926,543) - 98.7%		196,926,543
Other assets and liabilities, net - 1.3%		2,692,982
Net Assets - 100%		$199,619,525

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized, 199,718,013 shares outstanding		$199,677,626
Undistributed net investment income		5,438
Accumulated net realized gain (loss) on investments		(63,539)

Net Assets		$199,619,525

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio
Statement of Net Assets
March 31, 2008
EQUITY SECURITIES - 59.0%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	23,000	$803,850
Spirit AeroSystems Holdings, Inc.*	1,000	22,180
		826,030

Air Freight & Logistics - 1.1%
FedEx Corp.	18,802	1,742,381
United Parcel Service, Inc., Class B	59,105	4,315,847
		6,058,228

Airlines - 0.1%
UAL Corp.	23,800	512,414

Auto Components - 0.1%
Aftermarket Technology Corp.*	22,000	427,680
Autoliv, Inc.	4,600	230,920
		658,600

Beverages - 1.0%
PepsiCo, Inc.	73,600	5,313,920

Biotechnology - 0.4%
Amgen, Inc.*	13,610	568,626
Gilead Sciences, Inc.*	35,700	1,839,621
		2,408,247

Capital Markets - 1.7%
Eaton Vance Corp.	56,300	1,717,713
Federated Investors, Inc., Class B	8,600	336,776
Goldman Sachs Group, Inc.	31,400	5,193,246
Legg Mason, Inc.	18,732	1,048,617
SEI Investments Co.	14,200	350,598
T. Rowe Price Group, Inc.	8,614	430,700
		9,077,650

Chemicals - 0.6%
Ecolab, Inc.	15,400	668,822
Lubrizol Corp.	7,100	394,121
Praxair, Inc.	25,400	2,139,442
		3,202,385

Commercial Banks - 1.2%
US Bancorp	74,100	2,397,876
Wachovia Corp.	84,400	2,278,800
Wells Fargo & Co.	69,100	2,010,810
		6,687,486

EQUITY SECURITIES - Cont'd	Shares	Value
Commercial Services & Supplies - 0.2%
Manpower, Inc.	8,500	$478,210
RR Donnelley & Sons Co.	13,900	421,309
		899,519

Communications Equipment - 1.6%
Cisco Systems, Inc.*	289,500	6,974,055
CommScope, Inc.*	31,000	1,079,730
Motorola, Inc.	4,100	38,130
QUALCOMM, Inc.	13,190	540,790
		8,632,705

Computers & Peripherals - 3.2%
Apple, Inc.*	11,600	1,664,600
Dell, Inc.*	55,458	1,104,723
EMC Corp.*	27,982	401,262
Emulex Corp.*	11,500	186,760
Hewlett-Packard Co.	132,410	6,045,841
International Business Machines Corp.	62,133	7,153,994
Western Digital Corp.*	28,280	764,691
		17,321,871

Construction & Engineering - 0.0%
Perini Corp.*	7,100	257,233

Consumer Finance - 0.5%
American Express Co.	58,300	2,548,876

Containers & Packaging - 0.2%
AptarGroup, Inc.	19,800	770,814
Bemis Co., Inc.	19,900	506,057
Sealed Air Corp.	600	15,150
		1,292,021

Diversified Financial Services - 3.4%
Bank of America Corp.(s)	148,515	5,630,204
CME Group, Inc.	3,910	1,834,181
First Republic Preferred Capital Corp., Preferred (e)	500	541,000
JPMorgan Chase & Co.	129,233	5,550,557
MFH Financial Trust I, Preferred (e)*	20,000	2,042,500
Roslyn Real Estate Asset Corp., Preferred	10	1,004,688
WoodBourne Pass-Through Trust, Preferred (b)(e)	20	1,994,375
		18,597,505

Diversified Telecommunication Services - 2.5%
AT&T, Inc.	260,366	9,972,018
Deutsche Telekom AG (ADR)	33,040	547,803
Telefonica SA (ADR)	35,571	3,077,247
		13,597,068

Electric Utilities - 0.3%
Cleco Corp.	35,000	776,300
IDACORP, Inc.	28,200	905,502
		1,681,802

EQUITY SECURITIES - Cont'd	Shares	Value
Electronic Equipment & Instruments - 1.0%
Amphenol Corp.	60,600	$2,257,350
Avnet, Inc.*	58,000	1,898,340
AVX Corp.	90,900	1,164,429
Jabil Circuit, Inc.	32,350	306,031
		5,626,150

Energy Equipment & Services - 1.6%
Grant Prideco, Inc.*	52,100	2,564,362
Smith International, Inc.	54,300	3,487,689
Superior Energy Services, Inc.*	45,800	1,814,596
Tidewater, Inc.	16,400	903,804
		8,770,451

Food & Staples Retailing - 0.4%
CVS Caremark Corp.	4,415	178,852
Walgreen Co.	39,600	1,508,364
Whole Foods Market, Inc.	11,731	386,771
		2,073,987

Food Products - 1.1%
General Mills, Inc.	65,034	3,894,236
H.J. Heinz Co.	3,100	145,607
Kellogg Co.	27,000	1,419,120
McCormick & Co., Inc.	10,000	369,700
		5,828,663

Gas Utilities - 1.0%
Energen Corp.	5,500	342,650
Oneok, Inc.	43,300	1,932,479
Questar Corp.	60,942	3,446,880
		5,722,009

Health Care Equipment & Supplies - 1.7%
Beckman Coulter, Inc.	4,000	258,200
Becton Dickinson & Co.	24,000	2,060,400
Dentsply International, Inc.	10,200	393,720
Hologic, Inc.*	3,410	189,596
Hospira, Inc.*	54,500	2,330,965
Intuitive Surgical, Inc.*	1,800	583,830
Kinetic Concepts, Inc.*	15,200	702,696
Medtronic, Inc.	15,371	743,495
St. Jude Medical, Inc.*	40,500	1,749,195
Varian Medical Systems, Inc.*	3,000	140,520
		9,152,617

Health Care Providers & Services - 3.3%
AmerisourceBergen Corp.	30,300	1,241,694
Cardinal Health, Inc.	56,400	2,961,564
Cigna Corp.	62,100	2,519,397
DaVita, Inc.*	4,500	214,920
Express Scripts, Inc.*	79,100	5,087,712
Healthways, Inc.*	10,000	353,400
Laboratory Corp. of America Holdings*	24,900	1,834,632
Lincare Holdings, Inc.*	8,500	238,935

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
McKesson Corp.	56,600	$2,964,142
Quest Diagnostics, Inc.	8,224	372,300
		17,788,696

Household Durables - 0.6%
American Greetings Corp.	50,100	929,355
Garmin Ltd.	6,709	362,353
Matsushita Electric Industrial Co. Ltd. (ADR)	57,000	1,237,470
NVR, Inc.*	893	533,567
Tempur-Pedic International, Inc.	15,800	173,800
		3,236,545

Household Products - 2.1%
Colgate-Palmolive Co.	53,059	4,133,827
Kimberly-Clark Corp.	6,922	446,815
Procter & Gamble Co.	95,118	6,664,918
		11,245,560

Industrial Conglomerates - 1.2%
3M Co.	79,309	6,277,307

Insurance - 2.4%
ACE Ltd.	13,700	754,322
Aflac, Inc.	8,750	568,312
American International Group, Inc.	82,950	3,587,588
Brown & Brown, Inc.	9,500	165,110
Chubb Corp.	32,900	1,627,892
Conseco, Inc.
Common *	48,476	494,455
Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	63
Hartford Financial Services Group, Inc.	15,205	1,152,083
Lincoln National Corp.	10,800	561,600
Prudential Financial, Inc.	900	70,425
Sun Life Financial, Inc.	10,500	489,300
Travelers Co.'s, Inc.	70,500	3,373,425
		12,844,575

Internet & Catalog Retail - 0.5%
Amazon.Com, Inc.*	16,600	1,183,580
Expedia, Inc.*	70,500	1,543,245
Gaiam, Inc.*	12,200	211,304
		2,938,129

Internet Software & Services - 0.5%
Akamai Technologies, Inc.*	10,909	307,197
eBay, Inc.*	13,650	407,316
Google, Inc.*	4,466	1,967,139
		2,681,652

IT Services - 1.1%
Acxiom Corp.	2,400	28,488
Automatic Data Processing, Inc.	43,100	1,827,009
Electronic Data Systems Corp.	61,000	1,015,650

EQUITY SECURITIES - Cont'd	Shares	Value
IT Services - Cont'd
Fiserv, Inc.*	5,000	$240,450
MasterCard, Inc.	4,300	958,857
Western Union Co.	86,400	1,837,728
		5,908,182

Leisure Equipment & Products - 0.1%
Callaway Golf Co.	42,400	622,432

Life Sciences - Tools & Services - 0.5%
Invitrogen Corp.*	500	42,735
Thermo Fisher Scientific, Inc.*	37,700	2,142,868
Waters Corp.*	4,700	261,790
		2,447,393

Machinery - 3.0%
Cascade Corp.	2,200	108,482
Cummins, Inc.	97,100	4,546,222
Danaher Corp.	32,856	2,498,042
Deere & Co.	40,000	3,217,600
Graco, Inc.	10,100	366,226
Illinois Tool Works, Inc.	51,610	2,489,150
Parker Hannifin Corp.	42,600	2,950,902
Toro Co.	4,000	165,560
		16,342,184

Media - 1.6%
Cox Radio, Inc.*	5,300	62,964
Liberty Global, Inc.*	100	3,408
McGraw-Hill Co.'s, Inc.	62,400	2,305,680
Omnicom Group, Inc.	44,600	1,970,428
Time Warner, Inc.	290,780	4,076,736
Virgin Media, Inc.	8,000	112,560
Warner Music Group Corp.	45,300	225,594
XM Satellite Radio Holdings, Inc.*	4,500	52,290
		8,809,660

Metals & Mining - 0.6%
Reliance Steel & Aluminum Co.	54,766	3,278,293

Multiline Retail - 0.2%
Family Dollar Stores, Inc.	21,436	418,002
Saks, Inc.*	700	8,729
Target Corp.	9,900	501,732
		928,463

Multi-Utilities - 1.2%
Black Hills Corp.	41,700	1,492,026
Consolidated Edison, Inc.	3,800	150,860
MDU Resources Group, Inc.	97,200	2,386,260
NiSource, Inc.	128,300	2,211,892
OGE Energy Corp.	1,500	46,755
		6,287,793

EQUITY SECURITIES - Cont'd	Shares	Value
Office Electronics - 0.3%
Xerox Corp.	102,800	$1,538,916

Oil, Gas & Consumable Fuels - 4.4%
Cheniere Energy, Inc.*	14,400	285,120
Chesapeake Energy Corp.	78,205	3,609,161
Cimarex Energy Co.	7,592	415,586
EnCana Corp.	35,600	2,696,700
EOG Resources, Inc.	57,676	6,921,120
Plains Exploration & Production Co.*	8,000	425,120
Spectra Energy Corp.	33,200	755,300
St. Mary Land & Exploration Co.	4,300	165,550
World Fuel Services Corp.	20,150	565,611
XTO Energy, Inc.	127,291	7,874,221
		23,713,489

Paper & Forest Products - 0.1%
Weyerhaeuser Co.	5,800	377,232

Pharmaceuticals - 2.1%
Barr Pharmaceuticals, Inc.*	13,984	675,567
Johnson & Johnson	80,800	5,241,496
Pfizer, Inc.	263,843	5,522,234
		11,439,297

Real Estate Investment Trusts - 0.1%
Annaly Capital Management, Inc.	25,700	393,724
HRPT Properties Trust	15,000	100,950
		494,674

Road & Rail - 0.2%
Hertz Global Holdings, Inc.*	70,785	853,667

Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	9,000	175,590
Intel Corp.	201,511	4,268,003
Lam Research Corp.*	21,500	821,730
Texas Instruments, Inc.	60,300	1,704,681
Zoran Corp.*	28,900	394,774
		7,364,778

Software - 2.4%
Adobe Systems, Inc.*	79,300	2,822,287
Autodesk, Inc.*	44,700	1,407,156
Citrix Systems, Inc.*	11,000	322,630
Macrovision Corp.*	31,200	421,200
Microsoft Corp.	251,732	7,144,154
Symantec Corp.*	61,700	1,025,454
		13,142,881

Specialty Retail - 2.0%
Best Buy Co., Inc.	48,902	2,027,477
Gap, Inc.	86,025	1,692,972
Home Depot, Inc.	133,183	3,725,129
Lowe's Co.'s, Inc.	6,700	153,698

EQUITY SECURITIES - Cont'd	Shares	Value
Specialty Retail - Cont'd
Staples, Inc.	89,066	$1,969,249
TJX Co.'s, Inc.	41,500	1,372,405
		10,940,930

Textiles, Apparel & Luxury Goods - 0.4%
Nike, Inc., Class B	34,100	2,318,800

Thrifts & Mortgage Finance - 0.2%
Fannie Mae, Series S Preferred	24,000	577,200
Freddie Mac, Series Z Preferred	24,000	585,600
		1,162,800
Venture Capital - 1.5%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	38,033
Series C Preferred (b)(i)*	117,647	27,191
Series H Preferred (b)(i)*	4,647,053	316,892
Allos Therapeutics, Inc.*	42,819	260,339
CFBanc Corp., Series A (b)(i)*	27,000	437,972
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay*	4,000	29,000
Community Growth Fund*	1,498,306	1,458,376
Distributed Energy Systems Corp.*	14,937	6,722
Environmental Private Equity Fund II, Liquidating Trust (b)(i)*	200,000	43,312
Evergreen Solar, Inc.*	66,000	611,820

EQUITY SECURITIES - Cont'd	Shares	Value
Venture Capital - Cont'd
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	$ -
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
10/10/12)(b)(i)*	1,104	673
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Hayes Medical, Inc.:
Common Stock (b)(i)*	180,877	-
Series A-1 Preferred (b)(i)*	420,683	-
Series B Preferred (b)(i)*	348,940	17,447
Series C Preferred (b)(i)*	601,710	120,342
Inflabloc Pharmaceuticals, Inc. (b)(i)*	625	1
Neighborhood Bancorp (b)(i)*	10,000	270,320
Pharmadigm, Inc. (b)(i)*	568	-
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share, expires
4/29/15) (b)(i)*	72,000	-
Series A Preferred (a)(b)(i)*	825,689	-
Series A Preferred Warrants:
(strike price $0.85/share, expires 6/9/13) (b)(i)*	176,471	-
(strike price $0.85/share, expires 9/6/13) (b)(i)*	88,236	-
Seventh Generation, Inc. (b)(i)*	200,295	2,369,577
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	172,388
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143
Wild Planet Entertainment, Inc.:
Series B Preferred (b)(i)*	476,190	1,148,208
Series E Preferred (b)(i)*	129,089	311,265
Wind Harvest Co., Inc. (b)(i)*	8,696	1
		8,104,191

Total Equity Securities (Cost $311,018,174)		319,835,956

	Principal
Venture Capital Debt Obligations - 0.4%	Amount	Value
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/08 (b)(i)(w)*	$297,877	-
Convertible Notes II, 10.00%, 8/31/08 (b)(i)(w)*	32,500	-
Convertible Notes III, 10.00%, 8/31/08 (b)(i)(w)*	25,000	-
Convertible Notes IV, 10.00%, 8/31/08 (b)(i)(w)*	25,000	-
KDM Development Corp., 2.41%, 12/31/08 (b)(i)	725,695	725,695
Micro Finance Bank of Azerbaijan, 8.477%, 8/29/12 (b)(i)	500,000	526,685
Plethora Technology, 12.00%, 6/30/08 (b)(i)(r)	150,000	7,500
Rose Smart Growth Investment Fund, 6.045%, 4/1/21 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,760,468)		2,259,880

	Adjusted
Limited Partnership Interest - 0.6%	Basis	Value
Angels With Attitude I LLC (a)(b)(i)*	$200,000	$171,525
Coastal Venture Partners (b)(i)*	161,687	99,431
Common Capital (b)(i)*	398,356	266,909
First Analysis Private Equity Fund IV (b)(i)*	550,660	724,117
GEEMF Partners (a)(b)(i)*	-	221,805
Global Environment Emerging Markets Fund (b)(i)*	-	613,907
Infrastructure and Environmental Private Equity Fund III (b)(i)*	394,975	285,289
Labrador Ventures III (b)(i)*	360,875	85,931
Labrador Ventures IV (b)(i)*	911,085	217,340
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	225,646	211,733
Solstice Capital (b)(i)*	334,644	311,996
Utah Ventures II (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,057	25,810

Total Limited Partnership Interest (Cost $5,111,566)		3,235,794

	Principal
Asset Backed Securities - 0.1%	Amount
ACLC Business Loan Receivables Trust, 3.468%, 10/15/21 (e)(r)	239,289	234,208
Community Reinvestment Revenue Notes, 5.68%, 6/1/31 (e)	20,754	20,754

Total Asset Backed Securities (Cost $245,496)		254,962

Collateralized Mortgage-Backed
Obligations (privately originated) - 0.6%
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,987,205	1,988,536
Impac CMB Trust, 2.869%, 5/25/35 (b)(r)	1,393,825	1,109,820

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $3,380,990)		3,098,356

Commercial Mortgage-Backed Securities - 1.9%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	2,000,000	1,882,656
Cobalt CMBS Commercial Mortgage Trust, 5.94%, 5/15/46 (r)	3,000,000	2,951,250
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	4,154,770
Enterprise Mortgage Acceptance Co. LLC, .832%, 1/15/25 (e)	16,403,442	328,069
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	487,580
Trust III, 5.361%, 2/15/36 (e)	300,000	301,194

Total Commercial Mortgage-Backed Securities
(Cost $10,097,368)		10,105,519

	Principal
Corporate Bonds - 18.6%	Amount	Value
AgFirst Farm Credit Bank:
6.585% to 6/15/12, floating rate thereafter to 6/15/49 (e)(r)	$1,250,000	$876,806
7.30%, 10/14/49 (e)	2,000,000	1,876,700
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)	385,345	-
American National Red Cross, 5.362%, 11/15/11	3,215,000	3,398,641
APL Ltd., 8.00%, 1/15/24	550,000	519,750
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	1,000,000	930,300
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	4,060,000	812,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,620,000	2,488,188
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,280,000	1,546,859
BAC Capital Trust XV, 3.876%, 6/1/56 (r)	2,500,000	1,843,115
Bank of America Corp., 8.00% to 1/30/18 floating rate thereafter
to 12/29/49 (r)	500,000	500,600
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	1,000,000	1,040,000
BF Saul REIT, 7.50%, 3/1/14	500,000	445,000
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	340,000	320,450
CAM US Finance SA Sociedad Unipersonal, 3.389%,
2/1/10 (e)(r)	500,000	481,640
Camp Pendleton & Quantico Housing LLC, 6.165%, 10/1/50 (b)(e)	600,000	559,380
Cardinal Health, Inc., 5.499%, 10/2/09 (r)	1,000,000	981,252
Chesapeake Energy Corp., 6.50%, 8/15/17	850,000	818,125
Chevy Chase Bank FSB, 6.875%, 12/1/13	250,000	235,331
CIT Group, Inc.:
5.052%, 2/21/08 (r)	750,000	733,125
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	900,000	418,500
Compass Bancshares, Inc., 5.143%, 10/9/09 (e)(r)	1,000,000	994,344
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 12/31/49 (e)(r)	4,475,000	3,466,510
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,109,677
Discover Financial Services, 3.431%, 6/11/10 (e)(r)	2,500,000	2,253,452
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	3,350,000	2,751,153
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,013,179
Fisher Scientific International, Inc., 6.125%, 7/1/15	500,000	497,542
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	2,000,000	1,835,080
Glitnir Banki HF:
4.418%, 10/15/08 (e)(r)	2,000,000	1,929,598
6.375%, 9/25/12 (e)	1,100,000	937,001
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	1,500,000	1,146,061
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,900,000	1,908,797
Great River Energy:
5.829%, 7/1/17 (e)	500,000	519,695
6.254%, 7/1/38 (e)	2,500,000	2,567,100
HBOS plc:
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	550,000	393,908
6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	350,000	250,059
Health Care Property Investors, Inc., 3.25%, 9/15/08 (r)	3,000,000	2,933,078
Hewlett-Packard Co., 3.476%, 9/3/09 (r)	930,000	930,593
HRPT Properties Trust, 3.40%, 3/16/11 (r)	1,250,000	1,178,844
Independence Community Bank Corp., 3.75% to 4/1/09, floating
rate thereafter to 4/1/14 (r)	2,500,000	2,476,328
John Deere Capital Corp., 4.698%, 1/18/11 (r)	2,000,000	1,995,687
JPMorgan Chase & Co., 1.91%, 10/28/08 (r)	3,850,000	3,849,452

	Principal
Corporate Bonds - Cont'd	Amount	Value
Kaupthing Bank HF, 5.75%, 10/4/11 (e)	$2,750,000	$2,195,152
Leucadia National Corp.:
7.00%, 8/15/13	1,420,000	1,402,250
8.125%, 9/15/15	1,200,000	1,209,663
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27	2,000,000	2,055,460
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	8,480
8.30%, 12/1/37 (e)(m)*	6,130,000	30,650
8.45%, 12/1/97 (e)(m)*	2,560,000	12,800
M&I Marshall & Ilsley Bank, 3.328%, 12/4/12 (r)	500,000	466,833
M&T Bank Corp., 6.625%, 12/4/17	400,000	383,365
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,000,000	888,880
Meridian Funding Co. LLC, 5.378%, 6/9/08 (r)	166,667	165,362
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	500,000	511,957
6.90%, 10/1/37	1,000,000	1,114,754
NPS LLC, 9.80%, 12/28/16 (e)(r)	1,000,000	1,000,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	2,163,038
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	1,100,000	825,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	1,095,200
Pacific Pilot Funding Ltd., 4.644%, 10/20/16 (e)(r)	971,387	972,425
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	531,197
Pioneer Natural Resources Co.:
5.875%, 7/15/16	400,000	361,331
6.65%, 3/15/17	1,300,000	1,225,738
6.875%, 5/1/18	1,500,000	1,421,408
7.20%, 1/15/28	400,000	343,558
Preferred Term Securities IX Ltd., 5.608%, 4/3/33 (e)(r)	959,500	921,120
Prudential Financial, Inc., 3.018%, 6/13/08 (r)	1,500,000	1,499,335
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,250,000	1,329,310
Reed Elsevier Capital, Inc., 3.13%, 6/15/10 (r)	3,000,000	2,921,259
Residential Capital LLC, 3.49%, 6/9/08 (r)	2,095,000	1,655,050
Royal Bank of Scotland Group plc, 7.64% to 9/30/12, floating rate
thereafter to 3/31/49 (b)(r)	2,000,000	1,722,380
Salvation Army, 5.46%, 9/1/16	160,000	168,850
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	273,350
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	31,299,649	4,582,559
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	2,000,000	1,432,500
Wachovia Corp., 7.98% to 3/15/08, floating rate thereafter
to 2/28/49	750,000	730,311
Wells Fargo Bank, 6.734%, 9/1/47 (e)	1,500,000	1,571,625
Weyerhaeuser Co., 3.599%, 9/24/09 (r)	4,000,000	3,952,494

Total Corporate Bonds (Cost $117,009,883)		100,907,544

U.S. Government Agencies	Principal
and Instrumentalities - 4.0%	Amount	Value
Fannie Mae, 5.50%, 12/25/16	$1,257,640	$1,282,143
Federal Home Loan Bank Discount Notes, 4/1/08	10,800,000	10,800,000
Freddie Mac:
5.125%, 12/15/13	6,251,670	6,340,767
6.00%, 12/15/32	2,262,597	458,557
Government National Mortgage Association, 5.50%, 1/16/32	2,530,038	354,378
Small Business Administration:
5.038%, 3/10/15	921,875	923,410
4.94%, 8/10/15	1,564,566	1,565,274

Total U.S. Government Agencies and
Instrumentalities (Cost $21,623,953)		21,724,529

Municipal Obligations - 0.2%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)*	3,750,000	1,004,047

Total Municipal Obligations (Cost $3,763,545)		1,004,047

Taxable Municipal Obligations - 13.4%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.42%, 3/1/17	200,000	210,740
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	6,000,000	5,345,040
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	750,000	786,015
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	750,000	764,753
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	503,310
California Statewide Communities Development Authority
Revenue Bonds:
5.48%, 8/1/11	800,000	844,328
5.01%, 8/1/15	635,000	622,414
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,500,000	1,546,305
Commonwealth Pennsylvania Financing Authority Revenue Bonds,
5.631%, 6/1/23	1,940,000	2,124,009
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/13	2,135,000	1,658,297
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,250,000	1,114,488
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	750,000	795,375
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	500,000	516,635
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,210,000	1,289,824
6.537%, 1/1/33	1,000,000	980,300
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	2,500,000	2,678,175
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	660,000	658,766
Kansas State Finance Development Authority Revenue Bonds,
4.152%, 5/1/11	1,500,000	1,537,590

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	$500,000	$517,260
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,514,054
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	859,782
Los Angeles California Department of Airports Revenue Bonds,
5.404%, 5/15/16	1,515,000	1,572,767
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,174,499
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	2,000,000	2,071,800
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	700,000	712,600
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	750,000	721,710
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
4.06%, 10/15/10	4,000,000	4,057,120
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,200,000	2,305,336
5.263%, 9/1/16	895,000	939,464
5.383%, 9/1/16	3,000,000	3,101,550
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	743,280
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	4,000,000	3,438,040
6/30/14	1,500,000	1,163,295
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,258,775
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,000,000	3,091,500
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	750,000	771,458
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	2,500,000	2,521,475
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	500,000	505,555
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	500,000	526,560
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	1,450,000	1,546,947
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	1,790,000	1,530,718
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	924,020
San Ramon California Public Financing Authority Tax Allocation
Bonds, 5.65%, 2/1/21	1,775,000	1,833,788
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,522,260
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.29%, 8/1/14	170,000	182,123
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.65%, 12/1/08	745,000	748,874
3.90%, 12/1/09	1,150,000	1,166,088
St. Paul Minnesota Sales Tax Revenue Bonds, 5.65%, 11/1/17	1,295,000	1,338,279
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,375,800

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.125%, 9/1/20	$665,000	$699,061
West Bend Wisconsin Joint School District GO Bonds, 5.46%,
4/1/21	750,000	787,132
West Contra Costa California Unified School District Revenue
Bonds, 4.90%, 1/1/15	555,000	567,987
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	1,006,180

Total Taxable Municipal Obligations (Cost $70,469,555)	72,773,501

High Social Impact Investments - 0.9%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/10 (b)(i)(r)	5,016,666	4,956,416

Total High Social Impact Investments (Cost $5,016,666)		4,956,416

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 3.45%, 11/30/08 (b)(k)	50,000	49,860
First American Credit Union, 4.65%, 12/24/08 (b)(k)	92,000	91,651
Native American Credit Union, 4.58%, 11/13/08 (b)(k)	92,000	91,650
ShoreBank, 4.10%, 12/7/08 (b)(k)	100,000	99,660

Total Certificates of Deposit (Cost $334,000)		332,821

TOTAL INVESTMENTS (Cost $550,831,664) - 99.8%		540,489,325
Other assets and liabilities, net - 0.2%		1,345,225
Net Assets - 100%		$541,834,550

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 17,692,089 shares outstanding		$494,225,502
Class B: 773,535 shares outstanding		22,767,085
Class C: 1,024,991 shares outstanding		29,897,620
Class I: 223,881 shares outstanding		6,529,591
Undistributed net investment income (loss)		(582,913)
Accumulated net realized gain (loss) on investments		(1,328,330)
Net unrealized appreciation (depreciation) on investments		(9,674,005)

Net Assets		$541,834,550

Net Asset Value per Share
Class A (based on net assets of $486,812,118)		$27.52
Class B (based on net assets of $21,114,360)		$27.30
Class C (based on net assets of $27,690,292)		$27.02
Class I (based on net assets of $6,217,780)		$27.77

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	52	6/08	$6,185,563	$7,922
Total Purchased				$7,922

Sold:
2 Year U.S. Treasury Notes	73	6/08	$15,669,906	$70,507
5 Year U.S. Treasury Notes	478	6/08	54,604,031	547,878
U.S. Treasury Bonds	45	6/08	5,345,859	42,120
Total Sold				$660,505

See notes to statements of net assets and notes to financial statements.

Bond Portfolio
Statement of Net Assets
March 31, 2008

	Principal
Asset Backed Securities - 5.2%	Amount	Value
ACLC Business Loan Receivables Trust, 3.468%, 10/15/21 (e)(r)	$239,289	$234,209
AmeriCredit Automobile Receivables Trust, 5.21%, 10/6/11	13,151,573	13,161,996
Capital One Auto Finance Trust, 5.33%, 11/15/10	22,792,940	22,919,760
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	2,000,000	2,163,732
Discover Card Master Trust, 4.086%, 9/17/12 (r)	4,000,000	4,003,967

Total Asset Backed Securities (Cost $42,026,820)	42,483,664

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 0.5%
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,987,205	1,988,536
Impac CMB Trust:
2.869%, 5/25/35 (b)(r)	1,393,825	1,109,820
2.919%, 8/25/35 (b)(r)	1,068,613	799,053

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $4,449,602)	3,897,409

Commercial Mortgage-Backed Securities- 2.8%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	5,000,000	4,706,640
Citicorp Mortgage Securities, Inc., 0.075%, 10/25/33 (r)	153,747,282	448,250
Cobalt CMBS Commercial Mortgage Trust, 5.94%, 5/15/45 (r)	7,000,000	6,886,250
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	4,154,771
5.245%, 11/15/36 (e)	4,000,000	3,919,614
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	975,160
Global Signal Trust III, 5.361%, 2/15/36 (e)	1,500,000	1,505,970
Wells Fargo Mortgage Backed Securities Trust, 0.193%, 10/25/36	74,304,802	371,524

Total Commercial Mortgage-Backed Securities (Cost $23,164,756)	22,968,179

Corporate Bonds - 45.0%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	1,000,000	935,970
6.585% to 06/15/12, floating rate thereafter to 6/15/49 (e)(r)	6,000,000	4,208,670
7.30%, 10/14/49 (e)	2,000,000	1,876,700
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)	481,681	-
15.36%, 12/1/10 (b)(r)(x)	207,840	-

	Principal
Corporate Bonds - Cont'd	Amount	Value
American National Red Cross:
5.33%, 11/15/08	$3,000,000	$3,031,050
5.32%, 11/15/09	2,500,000	2,566,450
5.316%, 11/15/10	2,410,000	2,516,594
5.392%, 11/15/12	2,000,000	2,133,440
5.567%, 11/15/17	2,000,000	2,152,660
APL Ltd., 8.00%, 1/15/24	1,185,000	1,119,825
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	2,500,000	2,325,750
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	3,500,000	700,000
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,475,000	3,643,572
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	2,655,000	3,208,525
BAC Capital Trust XV, 3.876%, 6/1/56 (r)	7,000,000	5,160,722
Bank of America Corp., 8.00% to 1/30/18, floating rate thereafter
to 12/29/49 (r)	2,000,000	2,002,400
Bank One Corp., 2.625%, 6/30/08	5,000,000	4,995,392
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	5,000,000	5,200,000
BF Saul, 7.50%, 3/1/14	1,750,000	1,557,500
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	1,000,000	942,500
CAM US Finance SA Sociedad Unipersonal, 3.389%, 2/1/10 (e)(r)	2,000,000	1,926,562
Camp Pendleton & Quantico Housing LLC:
5.937%, 10/1/43 (e)	300,000	305,872
6.165%, 10/1/50 (b)(e)	1,000,000	932,300
Cardinal Health, Inc., 4.999%, 10/2/09 (r)	1,250,000	1,226,565
Chesapeake Energy Corp., 6.50%, 8/15/17	3,000,000	2,887,500
Chevy Chase Bank FSB, 6.875%, 12/1/13	1,000,000	941,323
CIT Group, Inc.:
3.303%, 5/23/08 (r)	500,000	488,750
2.729%, 12/19/08 (r)	970,000	873,000
3.19%, 8/17/09 (r)	1,000,000	835,000
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	2,725,000	1,267,125
Compass Bancshares, Inc., 5.143%, 10/9/09 (e)(r)	2,000,000	1,988,688
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/31/49 (e)(r)	16,200,000	12,549,152
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/37 (r)	3,000,000	2,751,072
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,109,677
Discover Financial Services, 3.431%, 6/11/10 (e)(r)	6,500,000	5,858,976
Enterprise Products Operating LP:
8.375% to 8/1/16, floating rate thereafter to 8/1/66 (r)	500,000	480,773
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	11,305,000	9,284,114
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,013,179
Fisher Scientific International, Inc., 6.125%, 7/1/15	1,000,000	995,084
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	3,500,000	3,211,390
Giants Stadium LLC:
13.50%, 4/1/29 (e)(r)	30,000,000	30,000,000
11.50%, 4/1/37 (e)(r)	15,000,000	15,000,000
Glitnir Banki HF:
4.418%, 10/15/08 (e)(r)	8,000,000	7,718,391
4.154%, 4/20/10 (e)(r)	4,000,000	3,301,031
4.334%, 1/21/11 (e)(r)	1,000,000	839,295
6.375%, 9/25/12 (e)	3,250,000	2,768,413
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	750,000	573,031
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	5,000,000	5,023,150

	Principal
Corporate Bonds - Cont'd	Amount	Value
Great River Energy:
5.829%, 7/1/17 (e)	$4,000,000	$4,157,560
6.254%, 7/1/38 (e)	5,500,000	5,647,620
HBOS plc:
6.657% to 5/21/37, floating rate thereafter to 5/21/49 (e)(r)	1,000,000	714,455
6.413% to 10/1/35, floating rate thereafter to 10/1/49 (e)(r)	1,650,000	1,181,723
Health Care Property Investors, Inc., 3.25%, 9/15/08 (r)	9,000,000	8,799,233
Hewlett-Packard Co., 3.476%, 9/3/09 (r)	3,260,000	3,262,079
HRPT Properties Trust, 3.49%, 3/16/11 (r)	2,000,000	1,886,151
HSBC Finance Corp., 4.45%, 9/15/08	3,000,000	3,009,833
Independence Community Bank Corp., 3.75% to 4/1/09, floating
rate thereafter to 4/1/14 (r)	3,000,000	2,971,593
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,440,000	2,353,551
John Deere Capital Corp.:
3.53%, 2/26/10 (r)	4,000,000	3,994,823
4.698%, 1/18/11 (r)	9,000,000	8,980,592
JPMorgan Chase & Co.:
1.91%, 10/28/08 (r)	6,725,000	6,724,042
4.394%, 1/22/10 (r)	3,000,000	2,985,963
Kaupthing Bank HF:
4.958%, 1/15/10 (e)(r)	1,000,000	912,551
5.75%, 10/4/11 (e)	7,000,000	5,587,659
Koninklijke Philips Electronics NV, 4.08%, 3/11/11 (r)	7,000,000	7,003,204
Leucadia National Corp.:
7.00%, 8/15/13	3,895,000	3,846,313
8.125%, 9/15/15	6,000,000	6,048,313
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27	5,000,000	5,138,650
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	14,710
8.30%, 12/1/37 (e)(m)*	3,500,000	17,500
M&I Marshall & Ilsley Bank, 3.328%, 12/4/12 (r)	1,000,000	933,666
M&T Bank Corp., 6.625%, 12/4/17	1,740,000	1,667,638
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,500,000	1,333,320
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	1,250,000	1,158,213
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	2,500,000	2,559,783
6.90%, 10/1/37	1,300,000	1,449,181
NPS LLC, 9.80%, 12/28/16 (e)(r)	20,000,000	20,000,000
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	5,580,000	5,364,333
6.00%, 10/1/51 (e)	2,000,000	1,993,240
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	1,700,000	1,275,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	2,409,440
Pacific Pilot Funding Ltd., 4.644%, 10/20/16 (e)(r)	971,387	972,425
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	1,500,000	1,593,592
Pioneer Natural Resources Co.:
5.875%, 7/15/16	4,500,000	4,064,973
6.65%, 3/15/17	8,000,000	7,543,001
7.20%, 1/15/28	700,000	601,227
Preferred Term Securities IX Ltd., 5.608%, 4/3/33 (e)(r)	959,500	921,120
Prudential Financial, Inc., 3.018%, 6/13/08 (r)	2,000,000	1,999,113

	Principal
Corporate Bonds - Cont'd	Amount	Value
Reed Elsevier Capital, Inc., 3.13%, 6/15/10 (r)	$3,500,000	$3,408,135
Regions Financial Corp., 4.50%, 8/8/08	3,500,000	3,506,958
Residential Capital LLC:
3.49%, 6/9/08 (r)	6,180,000	4,882,200
6.375%, 6/30/10	1,450,000	728,625
Richmond County Capital Corp., 8.61%, 7/15/49 (e)(r)	2,000,000	2,007,500
Rouse Co., 8.00%, 4/30/09	1,000,000	979,138
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate
thereafter to 3/31/49 (b)(r)	6,300,000	5,425,497
Salvation Army, 5.46%, 9/1/16	310,000	327,146
Southern Union Co., 6.089%, 2/16/10	2,000,000	2,049,238
Sovereign Bancorp, Inc., 3.365%, 3/1/09 (r)	2,770,000	2,702,869
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	273,350
TIERS Trust, 8.45%, 12/1/17 (b)(n)*	439,239	2,196
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	5,000,000	3,113,720
2/15/28 (e)	3,300,000	1,066,789
2/15/43 (b)(e)	19,500,000	3,558,750
2/15/45 (e)	62,515,939	9,152,914
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	7,650,000	5,479,314
Wachovia Corp., 7.98% to 3/15/18, floating rate thereafter to
2/28/49 (r)	2,000,000	1,947,497
Wells Fargo Bank, 6.734%, 9/1/47 (e)	3,000,000	3,143,250
Weyerhaeuser Co., 3.599%, 9/24/09 (r)	7,000,000	6,916,864
Whitney National Bank, 5.875%, 4/1/17	500,000	506,852

Total Corporate Bonds (Cost $390,843,881)		370,683,318

Taxable Municipal Obligations - 21.0%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	165,895
5.32%, 3/1/15	165,000	176,538
5.47%, 3/1/18	190,000	200,556
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/08	9,545,000	9,382,640
10/1/11	11,655,000	10,382,740
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	1,500,000	1,572,030
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	1,250,000	1,274,588
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	260,000	261,721
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,329,251
Zero Coupon, 6/1/12	1,530,000	1,319,503
Zero Coupon, 6/1/13	1,585,000	1,302,807
5.58%, 8/1/13	1,085,000	1,164,389
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,281,471
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,574,628

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
California Statewide Communities Development Authority
Revenue Bonds (Cont'd):
5.01%, 8/1/15	$700,000	$686,126
Zero Coupon, 6/1/19	2,910,000	1,609,754
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	970,000	932,771
Canyon Texas Regional Water Authority Revenue Bonds, 6.10%,
8/1/21	750,000	798,765
Chicago Illinois GO Bonds, 5.20%, 1/1/11	4,770,000	4,931,178
College Park Georgia Revenue Bonds, 5.581%, 1/1/10	4,350,000	4,500,597
Commonwealth Financing Authority Pennsylvania Revenue Bonds,
5.631%, 6/1/23	2,910,000	3,186,013
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	1,975,000	1,436,576
12/1/19	280,000	139,485
12/1/20	700,000	322,490
12/1/21	700,000	300,111
12/1/24	620,000	215,227
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,713,251
Detroit Michigan GO Bonds, 5.15%, 4/1/25	2,500,000	2,228,975
Elkhart Indiana Community Schools GO Bonds, 5.70%, 7/5/15	1,435,000	1,492,658
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,250,000	1,325,625
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	851,464
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	1,340,000	1,356,777
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	895,000	924,777
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,210,000	1,289,824
6.537%, 1/1/33	3,330,000	3,264,399
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	4,000,000	4,285,080
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	1,000,000	998,130
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	101,200
12/1/19	180,000	93,681
12/1/20	180,000	86,899
12/1/22	180,000	75,357
12/1/23	180,000	70,166
12/1/24	180,000	65,673
Johnson City Tennessee Public Building Authority Revenue Bonds,
6.20%, 9/1/21	2,310,000	2,477,105
Kansas State Finance Development Authority Revenue Bonds,
4.372%, 5/1/12	2,250,000	2,306,318
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,000,000	1,034,520
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.76%,
12/1/17	655,000	686,597
Lawrence Township Indiana School District GO Bonds, 5.80%,
7/5/18	1,095,000	1,179,786

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	$1,535,000	$1,513,080
4.90%, 8/1/17	1,715,000	1,663,653
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	1,012,670
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	1,160,000	1,203,233
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	4,000,000	4,143,600
Monrovia California Redevelopment Agency Tax Allocation Bonds,
5.30%, 5/1/17	1,160,000	1,216,422
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	880,000	895,840
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	1,500,000	1,443,420
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	445,000	473,827
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	1,245,000	1,300,415
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,462,900
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,906,470
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	715,000	718,089
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	714,753
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	1,785,000	1,873,679
5.383%, 9/1/16	5,565,000	5,753,375
5.411%, 9/1/21	2,270,000	2,313,856
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	991,040
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,514,568
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	7,000,000	6,016,570
6/30/14	2,500,000	1,938,825
6/30/18	1,195,000	705,791
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	3,355,000	3,378,552
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	6,000,000	6,183,000
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	1,000,000	1,028,610
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	320,000	296,000
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	6,000,000	6,051,540
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	1,086,322
Pomona California Public Finance Authority Tax Allocation
Revenue Bonds, 5.23%, 2/1/16	2,080,000	2,188,638
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	67,349
8/1/19	135,000	70,313
8/1/20	145,000	70,063
8/1/21	160,000	72,058

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	$1,000,000	$1,011,110
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	1,000,000	1,053,120
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	2,905,000	3,099,228
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	4,000,000	3,420,600
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	2,555,000	2,529,476
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,537,100
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.33%, 8/1/16	445,000	460,361
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds,
4.20%, 12/1/10	1,235,000	1,269,951
Shawano-Gresham Wisconsin School District GO Bonds, 5.94%,
3/1/17	825,000	863,396
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	2,710,000	2,992,111
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%, 11/1/25	3,475,000	3,523,789
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	584,774
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,834,400
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.00%, 9/1/18	1,185,000	1,236,583
Vigo County Indiana Redevelopment Authority Economic
Development Revenue Bonds, 4.96%, 8/1/14	530,000	543,451
West Bend Wisconsin Joint School District GO Bonds, 5.46%,
4/1/21	1,270,000	1,332,878
West Contra Costa California Unified School District Revenue Bonds:
4.71%, 1/1/11	455,000	468,582
4.76%, 1/1/12	475,000	487,312
4.82%, 1/1/13	500,000	513,085
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,674,529

Total Taxable Municipal Obligations (Cost $167,163,261)		173,060,469

U.S. Government Agencies
And Instrumentalities - 19.7%
Fannie Mae, 5.50%, 12/25/16	2,096,067	2,136,906
Federal Home Loan Bank Discount Notes, 4/1/08	144,000,000	144,000,000
Freddie Mac:
4.125%, 7/12/10	3,000,000	3,115,293
5.125%, 12/15/13	8,525,004	8,646,500
6.00%, 12/15/32	4,525,194	917,113
Government National Mortgage Association, 5.50%, 1/16/32	5,093,810	713,482

U.S. Government Agencies	Principal
And Instrumentalities - Cont'd	Amount	Value
Small Business Administration:
5.038%, 3/10/15	$921,875	$923,410
4.94%, 8/10/15	1,955,708	1,956,592

Total U.S. Government Agencies
and Instrumentalities (Cost $162,162,589)		162,409,296

High Social Impact Investments - 0.2%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	2,087,392	2,062,322

Total High Social Impact Investments (Cost $2,087,392)		2,062,322

Equity Securities - 1.4%	Shares
Conseco, Inc. *	140,439	1,432,478
Fannie Mae, Series S Preferred	80,000	1,924,000
Freddie Mac, Series Z Preferred	80,000	1,952,000
MFH Financial Trust I, Preferred (e)*	20,000	2,042,500
Roslyn Real Estate Asset Corp., Preferred	17	1,707,969
WoodBourne Pass-Through Trust, Preferred (b)(e)	25	2,492,968

Total Equity Securities (Cost $12,793,079)		11,551,915

TOTAL INVESTMENTS (Cost $804,691,380) - 95.8%		789,116,572
Other assets and liabilities, net - 4.2%		34,231,778
Net Assets - 100%		$823,348,350

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 36,069,891 shares outstanding		$575,567,425
Class B: 970,998 shares outstanding		15,462,775
Class C: 3,062,245 shares outstanding		48,491,275
Class I: 12,125,455 shares outstanding		192,146,524
Undistributed net investment income		23,853
Accumulated net realized gain (loss) on investments		6,903,173
Net unrealized appreciation (depreciation) on investments		(15,246,675)

Net Assets		$823,348,350

Net Asset Value per Share
Class A (based on net assets of $568,718,074)		$15.77
Class B (based on net assets of $15,219,860)		$15.67
Class C (based on net assets of $48,008,109)		$15.68
Class I (based on net assets of $191,402,307)		$15.79

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	202	6/08	$24,028,531	$32,465
U.S. Treasury Bonds	32	6/08	3,801,500	118,202
Total Purchased				$150,667

Sold:
2 Year U.S. Treasury Notes	105	6/08	$22,538,906	$55,970
5 Year U.S. Treasury Notes	106	6/08	12,108,844	121,496
Total Sold				$177,466

See notes to statements of net assets and notes to financial statements.

Equity Portfolio
Statement of Net Assets
March 31, 2008

EQUITY SECURITIES - 95.8%	Shares	Value
Air Freight & Logistics - 1.4%
Expeditors International Washington, Inc.	375,000	$16,942,500

Capital Markets - 8.1%
Bank of New York Mellon Corp.	700,000	29,211,000
Charles Schwab Corp.	880,000	16,570,400
Goldman Sachs Group, Inc.	95,000	15,712,050
SEI Investments Co.	900,000	22,221,000
T. Rowe Price Group, Inc.	260,000	13,000,000
		96,714,450

Chemicals - 4.0%
Air Products & Chemicals, Inc.	350,000	32,200,000
Ecolab, Inc.	350,000	15,200,500
		47,400,500

Communications Equipment - 6.4%
Cisco Systems, Inc.*	2,215,000	53,359,350
Nokia Oyj (ADR)	700,000	22,281,000
		75,640,350

Computers & Peripherals - 4.7%
Apple, Inc.*	263,600	37,826,600
NetApp, Inc.*	900,000	18,045,000
		55,871,600

Consumer Finance - 1.5%
American Express Co.	400,000	17,488,000

Electrical Equipment - 5.0%
Cooper Industries Ltd.	590,000	23,688,500
Emerson Electric Co.	700,000	36,022,000
		59,710,500

Energy Equipment & Services - 4.6%
FMC Technologies, Inc.*	955,000	54,329,950

Food & Staples Retailing - 5.9%
Costco Wholesale Corp.	196,000	12,734,120
CVS Caremark Corp.	815,000	33,015,650
SYSCO Corp.	830,000	24,086,600
		69,836,370

Gas Utilities - 2.7%
Questar Corp.	560,000	31,673,600

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Equipment & Supplies - 8.4%
Medtronic, Inc.	850,000	$41,114,500
St. Jude Medical, Inc.*	400,000	17,276,000
Stryker Corp.	420,000	27,321,000
Varian Medical Systems, Inc.*	305,000	14,286,200
		99,997,700

Health Care Providers & Services - 3.0%
Coventry Health Care, Inc.*	445,000	17,955,750
Laboratory Corp. of America Holdings*	240,000	17,683,200
		35,638,950

Household Products - 5.1%
Colgate-Palmolive Co.	315,000	24,541,650
Procter & Gamble Co.	520,000	36,436,400
		60,978,050

Insurance - 2.8%
Aflac, Inc.	510,000	33,124,500

Internet Software & Services - 1.3%
Google, Inc.*	35,000	15,416,450

IT Services - 1.6%
Automatic Data Processing, Inc.	450,000	19,075,500

Life Sciences - Tools & Services - 1.2%
Pharmaceutical Product Development, Inc.	330,000	13,827,000

Machinery - 4.8%
Deere & Co.	320,000	25,740,800
Dover Corp.	750,000	31,335,000
		57,075,800

Media - 1.8%
Omnicom Group, Inc.	490,000	21,648,200

Multiline Retail - 3.8%
Kohl's Corp.*	725,000	31,095,250
Target Corp.	275,000	13,937,000
		45,032,250

Oil, Gas & Consumable Fuels - 2.9%
EOG Resources, Inc. (t)	287,000	34,440,000

Pharmaceuticals - 3.3%
Johnson & Johnson	210,000	13,622,700
Novartis AG (ADR)	500,000	25,615,000
		39,237,700

Semiconductors & Semiconductor Equipment - 3.5%
Intel Corp.	745,000	15,779,100
Texas Instruments, Inc.	900,000	25,443,000
		41,222,100

EQUITY SECURITIES - Cont'd	Shares	Value
Software - 4.8%
Citrix Systems, Inc.*	500,000	$14,665,000
Microsoft Corp.	1,500,000	42,570,000
		57,235,000

Specialty Retail - 2.7%
Staples, Inc.	1,480,000	32,722,800

Venture Capital - 0.5%
20/20 Gene Systems, Inc., Warrants (strike price $.01/share, expires
8/27/13) (b)(i)*	30,000	-
Cerionx Inc.:
Series A Preferred (a)(b)(i)*	351,864	-
Series A Preferred, Warrants (strike price $.01/share, expires
6/30/16) (b)(i)*	143,001	-
Chesapeake PERL, Inc.:
Series A-2 Preferred (b)(i)*	240,000	3,000
Series A-2 Preferred, Warrants (strike price $1.25/share, expires
7/31/09) (b)(i)*	75,000	-
Series A-2 Preferred, Warrants (strike price $1.25/share, expires
12/27/10) (b)(i)*	45,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B Preferred (b)(i)*	1,134,830	273,435
Series C-1 Preferred (b)(i)*	2,542,915	897,140
Digital Directions, Inc., Warrants (strike price $1.50/share, expires
10/18/16) (b)(i)*	50,000	-
Global Resource Options, Inc.:
Series A Preferred (a)(b)(i)*	750,000	2,301,828
Series B Preferred (a)(b)(i)*	244,371	750,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	674
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Marrone Organic Innovations, Inc., Series A Preferred (b)(i)*	240,761	200,000
New Day Farms, Series A Preferred (a)(b)(i)*	104,705	499,998
Sword Diagnostics, Series B Preferred (b)(i)*	640,697	250,000
		5,607,194

Total Equity Securities (Cost $947,017,504)		1,137,887,014

	Adjusted
Limited Partnership Interest - 0.1%	Basis	Value
China Environment Fund 2004 LLC (b)(i)*	$138,220	$123,678
SEAF India International Growth Fund LLC (b)(i)*	448,932	426,326
Sustainable Jobs Fund II (b)(i)*	225,000	193,298

Total Limited Partnership Interest (Cost $812,152)		743,302

	Principal
High Social Impact Investments - 0.6%	Amount
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	7,583,877	7,492,795

Total High Social Impact Investments (Cost $7,583,877)		7,492,795

U.S. Government Agencies and Instrumentalities - 3.0%
Federal Home Loan Bank Discount Notes, 4/1/08	35,700,000	35,700,000

Total U.S. Government Agencies and Instrumentalities (Cost $35,700,000)		35,700,000

Venture Capital Debt Obligations - 0.1%
20/20 Gene Systems Inc., 8.00%, 9/30/08 (b)(i)(w)	200,000	50,000
Digital Directions International, Inc., 8.00%, 10/18/09 (b)(i)	500,000	500,000

Total Venture Capital Debt Obligations (Cost $700,000)		550,000

TOTAL INVESTMENTS (Cost $991,813,533) - 99.6%		1,182,373,111
Other assets and liabilities, net - 0.4%		5,200,184
Net Assets - 100%		$1,187,573,295

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,837,379 shares outstanding		$693,738,684
Class B: 2,228,460 shares outstanding		54,983,225
Class C: 3,592,288 shares outstanding		92,968,900
Class I: 3,611,386 shares outstanding		111,689,128
Undistributed net investment income (loss)		(145,276)
Accumulated net realized gain (loss) on investments		43,779,056
Net unrealized appreciation (depreciation) on investments		190,559,578

Net Assets		$1,187,573,295

Net Asset Value per Share
Class A (based on net assets of $877,429,221)		$35.33
Class B (based on net assets of $70,751,560)		$31.75
Class C (based on net assets of $105,731,506)		$29.43
Class I (based on net assets of $133,661,008)		$37.01

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio
Statement of Net Assets
March 31, 2008

Equity Securities - 99.8%	Shares	Value
Aerospace & Defense - 0.4%
BE Aerospace, Inc.*	10,400	$363,480
Spirit AeroSystems Holdings, Inc.*	400	8,872
		372,352

Air Freight & Logistics - 2.6%
FedEx Corp.	6,690	619,962
United Parcel Service, Inc., Class B	24,100	1,759,782
		2,379,744

Airlines - 0.3%
UAL Corp.	10,755	231,555

Auto Components - 0.3%
Aftermarket Technology Corp.*	9,900	192,456
Autoliv, Inc.	2,100	105,420
		297,876

Beverages - 1.4%
PepsiCo, Inc.	18,500	1,335,700

Biotechnology - 0.6%
Gilead Sciences, Inc.*	11,200	577,136

Capital Markets - 2.5%
Eaton Vance Corp.	25,300	771,903
Goldman Sachs Group, Inc.	9,437	1,560,785
		2,332,688

Chemicals - 0.2%
Lubrizol Corp.	3,200	177,632

Commercial Banks - 3.0%
US Bancorp	33,317	1,078,138
Wachovia Corp.	37,983	1,025,541
Wells Fargo & Co.	22,593	657,456
		2,761,135

Commercial Services & Supplies - 0.2%
RR Donnelley & Sons Co.	6,300	190,953

Communications Equipment - 2.8%
Cisco Systems, Inc.*	87,238	2,101,563
CommScope, Inc.*	13,948	485,809
Motorola, Inc.	1,800	16,740
QUALCOMM, Inc.	600	24,600
		2,628,712

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - 5.6%
Apple, Inc.*	5,230	$750,505
Dell, Inc.*	24,836	494,733
Emulex Corp.*	5,200	84,448
Hewlett-Packard Co.	31,499	1,438,244
International Business Machines Corp.	21,511	2,476,777
		5,244,707

Construction & Engineering - 0.1%
Perini Corp.*	3,300	119,559

Consumer Finance - 0.9%
American Express Co.	19,400	848,168

Containers & Packaging - 0.6%
AptarGroup, Inc.	8,900	346,477
Bemis Co., Inc.	9,000	228,870
Sealed Air Corp.	300	7,575
		582,922

Diversified Financial Services - 4.9%
Bank of America Corp.	61,984	2,349,814
JPMorgan Chase & Co.	50,295	2,160,170
		4,509,984

Diversified Telecommunication Services - 5.1%
AT&T, Inc.	80,342	3,077,099
Deutsche Telekom AG (ADR)	14,900	247,042
Telefonica S.A. (ADR)	16,008	1,384,852
		4,708,993

Electric Utilities - 0.8%
Cleco Corp.	15,800	350,444
IDACORP, Inc.	12,865	413,095
		763,539

Electronic Equipment & Instruments - 1.5%
Avnet, Inc.*	26,093	854,024
AVX Corp.	41,019	525,453
		1,379,477

Energy Equipment & Services - 3.0%
Grant Prideco, Inc.*	23,500	1,156,670
Smith International, Inc.	6,072	390,005
Superior Energy Services, Inc.*	20,644	817,915
Tidewater, Inc.	7,410	408,365
		2,772,955

Food & Staples Retailing - 0.1%
CVS Caremark Corp.	2,061	83,491

Equity Securities - Cont'd	Shares	Value
Food Products - 2.2%
General Mills, Inc.	26,079	$1,561,611
H.J. Heinz Co.	1,400	65,758
Kellogg Co.	8,579	450,912
		2,078,281

Gas Utilities - 1.6%
Questar Corp.	26,492	1,498,388

Health Care Equipment & Supplies - 0.7%
Intuitive Surgical, Inc.*	800	259,480
Kinetic Concepts, Inc.*	6,896	318,802
Medtronic, Inc.	500	24,185
		602,467

Health Care Providers & Services - 6.3%
AmerisourceBergen Corp.	13,619	558,107
Cardinal Health, Inc.	25,372	1,332,284
Cigna Corp.	27,897	1,131,781
Express Scripts, Inc.*	23,200	1,492,224
McKesson Corp.	25,526	1,336,797
		5,851,193

Household Durables - 1.2%
American Greetings Corp.	22,800	422,940
Matsushita Electric Industrial Co., Ltd. (ADR)	26,000	564,460
Tempur-Pedic International, Inc.	7,300	80,300
		1,067,700

Household Products - 3.9%
Colgate-Palmolive Co.	8,208	639,485
Kimberly-Clark Corp.	3,100	200,105
Procter & Gamble Co.	39,328	2,755,713
		3,595,303

Industrial Conglomerates - 1.9%
3M Co.	22,542	1,784,199

Insurance - 4.8%
ACE Ltd.	6,200	341,372
American International Group, Inc.	20,900	903,925
Chubb Corp.	14,755	730,077
Hartford Financial Services Group, Inc.	5,558	421,130
Lincoln National Corp.	4,900	254,800
Prudential Financial, Inc.	400	31,300
Sun Life Financial, Inc.	4,800	223,680
Travelers Co.'s, Inc.	31,689	1,516,319
		4,422,603

Internet & Catalog Retail - 0.7%
Amazon.Com, Inc.*	7,513	535,677
Gaiam, Inc.*	5,500	95,260
		630,937

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - 0.9%
Google, Inc.*	2,000	$880,940

IT Services - 2.6%
Acxiom Corp.	1,500	17,805
Automatic Data Processing, Inc.	19,352	820,331
Electronic Data Systems Corp.	27,400	456,210
MasterCard, Inc.	1,955	435,946
Western Union Co.	32,100	682,767
		2,413,059

Leisure Equipment & Products - 0.3%
Callaway Golf Co.	19,200	281,856

Life Sciences - Tools & Services - 0.0%
Invitrogen Corp.*	200	17,094

Machinery - 4.6%
Cascade Corp.	1,000	49,310
Cummins, Inc.	23,838	1,116,095
Deere & Co.	10,200	820,488
Illinois Tool Works, Inc.	20,278	978,008
Parker Hannifin Corp.	19,197	1,329,776
		4,293,677

Media - 3.6%
Cox Radio, Inc.*	2,300	27,324
Liberty Global, Inc.*	100	3,408
McGraw-Hill Co.'s, Inc.	25,500	942,225
Omnicom Group, Inc.	10,809	477,542
Time Warner, Inc.	123,504	1,731,526
Virgin Media, Inc.	3,600	50,652
Warner Music Group Corp.	20,400	101,592
XM Satellite Radio Holdings, Inc.*	2,200	25,564
		3,359,833

Metals & Mining - 1.6%
Reliance Steel & Aluminum Co.	24,526	1,468,126

Multiline Retail - 0.3%
Family Dollar Stores, Inc.	9,600	187,200
Saks, Inc.*	300	3,741
Target Corp.	1,800	91,224
		282,165

Multi-Utilities - 3.0%
Black Hills Corp.	18,720	669,802
Consolidated Edison, Inc.	1,700	67,490
MDU Resources Group, Inc.	43,569	1,069,619
NiSource, Inc.	57,591	992,869
OGE Energy Corp.	700	21,819
		2,821,599

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 7.3%
Cheniere Energy, Inc.*	6,500	$128,700
Chesapeake Energy Corp.	34,023	1,570,161
Cimarex Energy Co.	3,400	186,116
EnCana Corp.	16,000	1,212,000
EOG Resources, Inc.	13,741	1,648,920
Spectra Energy Corp.	15,000	341,250
St. Mary Land & Exploration Co.	2,100	80,850
World Fuel Services Corp.	9,024	253,304
XTO Energy, Inc.	22,327	1,381,148
		6,802,449

Pharmaceuticals - 4.8%
Johnson & Johnson	30,470	1,976,589
Pfizer, Inc.	118,158	2,473,047
		4,449,636

Real Estate Investment Trusts - 0.2%
Annaly Capital Management, Inc.	11,600	177,712
HRPT Properties Trust	6,500	43,745
		221,457

Road & Rail - 0.4%
Hertz Global Holdings, Inc.*	31,700	382,302

Semiconductors & Semiconductor Equipment - 2.5%
Applied Materials, Inc.	3,900	76,089
Intel Corp.	80,702	1,709,268
Lam Research Corp.*	9,777	373,677
Zoran Corp.*	13,100	178,946
		2,337,980

Software - 3.3%
Macrovision Corp.*	14,100	190,350
Microsoft Corp.	101,019	2,866,919
		3,057,269

Specialty Retail - 4.2%
Best Buy Co., Inc.	21,900	907,974
Gap, Inc.	38,525	758,172
Home Depot, Inc.	55,276	1,546,070
Lowe's Co.'s, Inc.	3,000	68,820
Staples, Inc.	27,562	609,396
		3,890,432

Total Equity Securities (Cost $94,541,080)		92,790,223

TOTAL INVESTMENTS (Cost $94,541,080) - 99.8%		92,790,223
Other assets and liabilities, net - 0.2%		169,182
Net Assets - 100%		$92,959,405

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,218,643 shares outstanding		$52,336,942
Class B: 347,835 shares outstanding		4,920,400
Class C: 524,534 shares outstanding		8,682,001
Class I: 1,479,747 shares outstanding		29,027,244
Undistributed net investment income		238,796
Accumulated net realized gain (loss) on investments		(495,079)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		(1,750,899)

Net Assets		$92,959,405

Net Asset Value Per Share
Class A (based on net assets of $54,299,601)		$16.87
Class B (based on net assets of $5,337,616)		$15.35
Class C (based on net assets of $8,102,858)		$15.45
Class I (based on net assets of $25,219,330)		$17.04

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred per conditions of the Supplemental Indenture. At March 31, 2008 accumulated deferred interest totaled $1,213,628 and includes interest accrued since and due on October 1, 2003. This security is no longer accruing interest.

(h) Represents rate in effect at March 31, 2008, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2008, the prime rate was 5.25%.

(i) Restricted securities represent 3.0% of the net assets for Balanced Portfolio, 0.3% for Bond Portfolio, and 1.2% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 45,000 shares of Bank of America Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 35,000 shares of EOG Resources, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0 and is no longer accruing interest.

(z) Subsequent to period end, this security stopped accruing interest.

* Non-income producing security.

See notes to financial statements.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depositary Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
C/LOC: Confirming Letter of Credit	COPs: Certificates of Participation
LOC: Letter of Credit	FGIC: Financial Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension obligation
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SO: Special Obligation
SPI: Securities Purchase, Inc.
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc., Series B Preferred	02/26/97	$200,001
Agraquest, Inc., Series C Preferred	03/11/98	200,000
Agraquest, Inc, Series H Preferred	05/25/05 - 01/11/07	316,894
Angels With Attitude LLC LP	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes	07/02/07	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I	11/15/00	297,877
CitySoft Note II	09/09/03	32,500
CitySoft Note III	05/04/04	25,000
CitySoft Note IV	03/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12)	11/22/02	-
(strike price $0.01/share, expires 10/15/12)	05/04/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	-
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 02/28/13)	04/11/03	-
(strike price $0.14/share, expires 02/28/13)	04/11/03	-
(strike price $0.28/share, expires 02/28/13)	04/11/03	-
(strike price $0.01/share, expires 05/31/13)	07/15/03	-
(strike price $0.14/share, expires 05/31/13)	07/15/03	-
(strike price $0.28/share, expires 05/31/13)	07/15/03	-
(strike price $0.01/share, expires 08/31/13)	09/09/03	-
(strike price $0.14/share, expires 08/31/13)	09/09/03	-
(strike price $0.28/share, expires 08/31/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	03/11/05	-
(strike price $0.01/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	05/04/04	-
(strike price $0.14/share, expires 09/4/13)	09/09/03	-
(strike price $0.28/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 11/30/13)	01/16/04	-
(strike price $0.14/share, expires 11/30/13)	01/16/04	-
(strike price $0.28/share, expires 11/30/13)	01/16/04	-
(strike price $0.01/share, expires 4/21/14)	11/03/05	-
Coastal Venture Partners LP	06/07/96 - 06/22/00	161,687
Commons Capital LP	02/15/01 - 05/14/07	398,356
Environmental Private Equity Fund II, Liquidating Trust	04/26/07	12,770
First Analysis Private Equity Fund IV LP	02/25/02 - 01/30/08	550,660
GEEMF Partners LP	02/28/97	-
Global Environment Emerging Markets Fund LP	01/14/94 - 12/01/95	-
H2Gen Innovations Common Stock	11/04/04	-
H2Gen Innovations Common Warrants	11/04/04	-
H2Gen Innovations, Inc., Series A Preferred	11/04/04	251,496
H2Gen Innovations, Inc., Series A Preferred, Warrants	11/04/04	-
H2Gen Innovations, Inc., Series B Preferred	10/21/04 - 10/27/04	161,759
H2Gen Innovations, Inc., Series C Preferred	06/1/06	52,886
Hayes Medical Common Stock	02/10/06	504,331
Hayes Medical Series A-1 Preferred Stock	08/19/05	4,417
Hayes Medical Series B Preferred Stock	02/10/06	139,576
Hayes Medical Series C Preferred Stock	02/10/06	120,342
Inflabloc Pharmaceuticals, Inc.	12/29/03	261,945

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Infrastructure and Environmental Private Equity
Fund III LP	04/16/97 - 02/12/01	$394,975
KDM Development Corp.	11/03/99	730,091
Labrador Ventures III LP	08/11/98 - 04/02/01	360,875
Labrador Ventures IV LP	12/14/99 - 08/27/07	911,085
Micro Finance Bank of Azerbaijan	08/29/07	500,000
Milepost Ventures LP	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC LP	01/08/03 - 07/18/07	225,646
Pharmadigm, Inc.	12/29/03	238,055
Plethora Technology, Inc:
Common Warrants	05/19/05	75,360
Series A Preferred	04/29/05-05/13/05	701,835
Series A Preferred Warrants :
(expires 6/9/13)	06/8/06	-
(expires 9/6/13)	11/3/06	-
Plethora Technology, Inc., Note	06/8/06	150,000
Rose Smart Growth Investment Fund	04/10/06	1,000,000
Seventh Generation, Inc.	04/12/00 - 05/06/03	230,500
SMARTTHINKING, Inc., Series 1-A, Convertible Preferred	04/22/03 - 05/27/05	159,398
SMARTTHINKING, Inc., Series 1-B, Convertible Preferred	06/10/03	250,000
SMARTTHINKING, Inc., Series 1-B Preferred Warrants	05/27/05	-
Solstice Capital LP	06/26/01 - 04/26/07	334,645
Utah Ventures LP	11/17/97 - 02/05/03	867,581
Venture Strategy Partners LP	08/21/98 - 02/26/03	206,058
Wild Planet Entertainment, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Entertainment, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc.	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
8.00%, 9/30/2008	8/29/03	$200,000
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	7,583,877
Cerionx, Inc.:
Series A Preferred	6/30/06-1/30/07	714,384
Series A Preferred Warrants (strike price $0.01/share, expires
6/30/16)	6/30/06-1/30/07	285,616
Chesapeake PERL, Inc.:
Series A-2 Preferred	7/30/04 -9/8/06	300,000
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 7/31/09)	12/22/06	-
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 12/27/10)	12/22/06	-
China Environment Fund 2004 LP	9/15/05-2/27/08	138,220
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B Preferred	11/30/06	547,525
Series C-1 Preferred	11/30/06	471,342
Digital Directions International, Inc.:
8.00%, 10/18/09	10/18/06	500,000
Warrants (strike price $1.50/share, expires 10/18/16)	10/18/06	-
Global Resource Options, Inc.:
Series A Preferred	9/18/06	750,000
Series B Preferred	12/5/07	750,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share, expires
10/31/13)	11/4/04	-
Series A Preferred	11/4/04	251,496
Series A Preferred Warrants (strike price $1.00/share, expires
10/10/12)	11/4/04	-
Series B Preferred	10/21/04-10/27/04	161,759
Series C Preferred	6/1/06	52,886
Marrone Organic Innovations, Inc., Series A Preferred	4/25/07	200,000
New Day Farms, Series A Preferred	3/5/08	500,000
SEAF India International Growth Fund LLC	3/22/05-1/9/08	448,932
Sustainable Jobs Fund II LP	2/14/06-8/6/07	225,000
Sword Diagnostics Series B Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes	07/03/06	$2,087,392

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2008
Net Investment Income	Money Market Portfolio	Balanced Portfolio	Bond Portfolio
Investment Income:
Interest income	$4,220,111	$6,466,776	$20,682,522
Dividend income (net of foreign taxes withheld
of $0, $4,444, and $0 respectively)	--	2,978,176	387,544
Total investment income	4,220,111	9,444,952	21,070,066

Expenses:
Investment advisory fee	292,334	1,214,490	1,288,823
Transfer agency fees and expenses	203,309	498,980	534,659
Administrative fees	194,890	785,692	933,505
Distribution Plan expenses:
Class A	--	606,934	509,294
Class B	--	114,700	74,870
Class C	--	145,533	205,008
Trustees' fees and expenses	11,891	39,827	47,150
Custodian fees	10,855	75,590	71,879
Registration fees	8,044	25,135	10,260
Reports to shareholders	21,657	84,811	67,847
Professional fees	14,765	26,610	30,166
Miscellaneous	31,739	83,877	18,489
Total expenses	789,484	3,702,179	3,791,950
Reimbursement from Advisor:
Class I	--	(2,375)	--
Fees paid indirectly	(13,512)	(14,535)	(34,317)
Net expenses	775,972	3,685,269	3,757,633

Net Investment Income	3,444,139	5,759,683	17,312,433

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,852	1,746,652	(1,342,731)
Futures	--	(1,205,523)	9,969,422
	10,852	541,129	8,626,691

Change in unrealized appreciation or
(depreciation) on:
Investments	--	(45,808,235)	(6,051,052)
Assets and liabilities denominated in
foreign currencies	--	(93)	--
Futures	--	645,784	72,543
	--	(45,162,544)	(5,978,509)

Net Realized and Unrealized
Gain (Loss)	10,852	(44,621,415)	2,648,182

Increase (Decrease) in Net Assets
Resulting From Operations	$3,454,991	($38,861,732)	$19,960,615

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2008
Net Investment Income	Enhanced Equity Portfolio	Equity Portfolio
Investment Income:
Interest income	$791,389	$3,741
Dividend income (net of foreign taxes withheld of $110,396
and $2,012, respectively)	7,174,415	957,633
Total investment income	7,965,804	961,374

Expenses:
Investment advisory fee	3,211,497	301,005
Transfer agency fees and expenses	1,134,583	89,256
Administrative fees	1,209,213	68,976
Distribution Plan expenses:
Class A	1,176,722	74,764
Class B	396,436	31,446
Class C	565,812	45,659
Trustees' fees and expenses	76,041	5,993
Custodian fees	62,181	15,999
Registration fees	32,127	17,734
Reports to shareholders	163,402	16,457
Professional fees	46,658	11,805
Miscellaneous	63,822	4,884
Total expenses	8,138,494	683,978
Fees waived	--	(50,167)
Fees paid indirectly	(27,414)	(9,078)
Net expenses	8,111,080	624,733

Net Investment Income (Loss)	(145,276)	336,641

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on investments	70,005,041	(126,158)
Change in unrealized appreciation or (depreciation) on:
Investments	(186,263,837)	(13,724,405)
Assets and liabilities denominated in foreign currencies	--	(42)
	(186,263,837)	(13,724,447)

Net Realized and Unrealized
Gain (Loss)	(116,258,796)	(13,850,605)

Increase (Decrease) in Net Assets
Resulting From Operations	($116,404,072)	($13,513,964)

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Operations:
Net investment income	$3,444,139	$8,157,667
Net realized gain (loss)	10,852	(3,628)

Increase (Decrease) in Net Assets
Resulting From Operations	3,454,991	8,154,039

Distributions to shareholders from
Net investment income	(3,455,348)	(8,156,172)

Capital share transactions:
Shares sold	91,673,626	151,766,552
Reinvestment of distributions	3,454,599	7,994,721
Shares redeemed	(82,718,281)	(139,141,232)
Total capital share transactions	12,409,944	20,620,041

Total Increase (Decrease) in Net Assets	12,409,587	20,617,908

Net Assets
Beginning of period	187,209,938	166,592,030
End of period (including undistributed net investment
income of $5,438 and $16,647, respectively)	$199,619,525	$187,209,938

Capital Share Activity
Shares sold	91,672,743	151,764,804
Reinvestment of distributions	3,454,598	7,994,721
Shares redeemed	(82,718,281)	(139,141,232)
Total capital share activity	12,409,060	20,618,293

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$5,759,683	$11,264,849
Net realized gain (loss)	541,129	37,030,805
Change in net unrealized appreciation or (depreciation)	(45,162,544)	129,694

Increase (Decrease) in Net Assets
Resulting From Operations	(38,861,732)	48,425,348

Distributions to shareholders from:
Net investment income:
Class A Shares	(5,318,366)	(10,026,373)
Class B Shares	(125,812)	(241,211)
Class C Shares	(173,663)	(286,774)
Class I Shares	(107,125)	(172,753)

Net realized gain
Class A Shares	(27,920,709)	--
Class B Shares	(1,263,817)	--
Class C Shares	(1,606,863)	--
Class I Shares	(443,629)	--
Total distributions	(36,959,984)	(10,727,111)

Capital share transactions:
Shares sold:
Class A Shares	13,315,067	47,184,100
Class B Shares	1,035,512	2,512,399
Class C Shares	2,368,461	5,480,044
Class I Shares	725,253	3,151,736
Reinvestment of distributions:
Class A Shares	31,191,943	9,309,912
Class B Shares	1,247,002	214,017
Class C Shares	1,445,820	228,968
Class I Shares	550,754	172,753
Redemption Fees:
Class A Shares	330	1,603
Class B Shares	53	725
Class C Shares	66	210
Shares redeemed:
Class A Shares	(32,534,170)	(73,292,229)
Class B Shares	(2,889,809)	(7,476,918)
Class C Shares	(2,599,532)	(4,722,575)
Class I Shares	(2,687,490)	(1,384,988)
Total capital share transactions	11,169,260	(18,620,243)

Total Increase (Decrease) in Net Assets	(64,652,456)	19,077,994

Net Assets
Beginning of period	606,487,006	587,409,012
End of period (including distributions in excess of net investment
income of $582,913 and $617,630, respectively)	$541,834,550	$606,487,006

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	455,109	1,525,141
Class B Shares	35,782	82,329
Class C Shares	82,474	181,461
Class I Shares	24,696	101,842
Reinvestment of distributions:
Class A Shares	1,055,312	301,086
Class B Shares	42,451	6,979
Class C Shares	49,743	7,536
Class I Shares	18,486	5,530
Shares redeemed:
Class A Shares	(1,117,836)	(2,374,341)
Class B Shares	(100,213)	(244,616)
Class C Shares	(91,435)	(156,467)
Class I Shares	(94,960)	(44,394)
Total capital share activity	359,609	(607,914)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$17,312,433	$24,239,919
Net realized gain (loss)	8,626,691	9,336,402
Change in net unrealized appreciation or (depreciation)	(5,978,509)	(4,339,139)

Increase (Decrease) in Net Assets
Resulting From Operations	19,960,615	29,237,182

Distributions to shareholders from:
Net investment income:
Class A Shares	(11,709,872)	(17,025,159)
Class B Shares	(270,528)	(559,913)
Class C Shares	(782,378)	(1,169,580)
Class I Shares	(4,436,233)	(5,756,054)
Net realized gain:
Class A Shares	(7,730,782)	(667,424)
Class B Shares	(235,087)	(32,600)
Class C Shares	(612,319)	(57,797)
Class I shares	(2,588,489)	(163,580)
Total distributions	(28,365,688)	(25,432,107)

Capital share transactions:
Shares sold:
Class A Shares	156,808,102	180,170,412
Class B Shares	3,135,803	1,974,132
Class C Shares	14,301,123	14,129,761
Class I Shares	44,584,523	83,464,510
Reinvestment of distributions:
Class A Shares	16,368,023	14,764,203
Class B Shares	416,181	474,380
Class C Shares	923,314	814,541
Class I Shares	6,887,067	5,765,220
Redemption Fees
Class A Shares	15,683	8,869
Class B Shares	619	785
Class C Shares	2,018	2,209
Class I Shares	244	309
Shares redeemed:
Class A Shares	(52,542,075)	(80,422,930)
Class B Shares	(3,007,373)	(4,841,837)
Class C Shares	(2,945,574)	(6,385,184)
Class I Shares	(10,914,219)	(12,018,240)
Total capital share transactions	174,033,459	197,901,140

Total Increase (Decrease) In Net Assets	165,628,386	201,706,215

Net Assets
Beginning of period	657,719,964	456,013,749
End of period (including undistributed net investment income and distributions in excess of net investment income of $23,853 and $89,569, respectively)	$823,348,350	$657,719,964

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	9,839,780	11,381,810
Class B Shares	197,551	125,249
Class C Shares	903,420	897,077
Class I Shares	2,787,950	5,268,922
Reinvestment of distributions:
Class A Shares	1,030,416	933,706
Class B Shares	26,338	30,149
Class C Shares	58,460	51,791
Class I Shares	433,088	364,267
Shares redeemed:
Class A Shares	(3,300,620)	(5,079,397)
Class B Shares	(189,511)	(307,492)
Class C Shares	(185,976)	(405,702)
Class I Shares	(684,759)	(759,046)
Total capital share activity	10,916,137	12,501,334

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($145,276)	($929,845)
Net realized gain (loss)	70,005,041	64,505,738
Change in net unrealized appreciation or (depreciation)	(186,263,837)	122,521,104

Increase (Decrease) in Net Assets
Resulting From Operations	(116,404,072)	186,096,997

Distributions to shareholders from:
Net realized gain:
Class A Shares	(58,523,367)	(38,799,889)
Class B Shares	(5,472,528)	(4,360,424)
Class C Shares	(8,305,125)	(5,458,634)
Class I shares	(9,155,226)	(5,482,443)
Total distributions	(81,456,246)	(54,101,390)

Capital share transactions:
Shares sold:
Class A Shares	73,406,878	153,379,527
Class B Shares	1,984,890	4,493,147
Class C Shares	6,772,271	14,829,105
Class I Shares	20,195,828	50,620,711
Reinvestment of distributions:
Class A Shares	54,290,087	36,064,357
Class B Shares	4,735,554	3,750,770
Class C Shares	6,400,134	4,195,253
Class I Shares	8,719,591	5,337,706
Redemption Fees:
Class A Shares	6,248	8,714
Class B Shares	19	536
Class C Shares	196	889
Class I Shares	104	6,754
Shares redeemed:
Class A Shares	(108,633,454)	(192,225,795)
Class B Shares	(10,511,709)	(24,601,005)
Class C Shares	(8,456,290)	(18,523,999)
Class I Shares	(42,628,622)	(66,696,147)
Total capital share transactions	6,281,725	(29,359,477)

Total Increase (Decrease) in Net Assets	(191,578,593)	102,636,130

Net Assets
Beginning of period	1,379,151,888	1,276,515,758
End of period (including net investment loss of $145,276 and $0, respectively.)	$1,187,573,295	$1,379,151,888

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
Equity Portfolio (Cont'd)
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	1,938,674	3,994,152
Class B Shares	58,247	128,902
Class C Shares	213,480	456,249
Class I Shares	515,644	1,277,491
Reinvestment of distributions:
Class A Shares	1,387,784	963,514
Class B Shares	134,304	109,576
Class C Shares	195,843	131,678
Class I Shares	213,089	137,428
Shares redeemed:
Class A Shares	(2,869,545)	(5,006,820)
Class B Shares	(309,885)	(701,155)
Class C Shares	(269,588)	(568,395)
Class I Shares	(1,108,329)	(1,681,686)
Total capital share activity	99,718	(759,066)

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$336,641	$569,056
Net realized gain (loss)	(126,158)	6,031,108
Change in net unrealized appreciation or (depreciation)	(13,724,447)	910,758

Increase (Decrease) in Net Assets
Resulting From Operations	(13,513,964)	7,510,922

Distributions to shareholders from:
Net investment income:
Class A Shares	(377,742)	(290,471)
Class I Shares	(198,810)	(59,529)
Net realized gain:
Class A Shares	(3,397,417)	(2,482,645)
Class B Shares	(398,640)	(367,558)
Class C Shares	(571,642)	(372,440)
Class I Shares	(1,375,838)	(472,989)
Total distributions	(6,320,089)	(4,045,632)

Capital share transactions:
Shares sold:
Class A Shares	5,008,449	16,623,918
Class B Shares	173,234	1,137,129
Class C Shares	591,540	3,270,087
Class I Shares	4,212,789	14,485,562
Reinvestment of distributions:
Class A Shares	3,357,212	2,487,921
Class B Shares	342,483	320,696
Class C Shares	426,846	289,454
Class I Shares	1,574,647	532,512
Redemption Fees:
Class A Shares	21	398
Class B Shares	--	794
Class C Shares	94	18
Shares redeemed:
Class A Shares	(7,452,898)	(14,312,489)
Class B Shares	(1,144,542)	(2,605,946)
Class C Shares	(1,160,943)	(1,566,334)
Class I Shares	(352,971)	(398,360)
Total capital share transactions	5,575,961	20,265,360

Total Increase (Decrease) in Net Assets	(14,258,092)	23,730,650

Net Assets
Beginning of period	107,217,497	83,486,847
End of period (including undistributed net investment income of $238,796, and $478,707, respectively)	$92,959,405	$107,217,497

See notes to financial statements.

Enhanced Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	270,404	821,690
Class B Shares	10,331	60,870
Class C Shares	34,785	174,698
Class I Shares	224,152	708,917
Reinvestment of distributions:
Class A Shares	175,735	124,641
Class B Shares	19,706	17,543
Class C Shares	24,419	15,766
Class I Shares	81,658	26,530
Shares redeemed:
Class A Shares	(410,241)	(701,718)
Class B Shares	(69,886)	(138,976)
Class C Shares	(70,761)	(83,745)
Class I Shares	(19,308)	(19,357)
Total capital share activity	270,994	1,006,859

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2008:

	Total Investments	% of Net Assets
Balanced	$23,937,450	4.4%
Bond	20,257,006	2.5%
Equity	14,393,291	1.2%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 71.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $50,673, $194,743, $239,487, $500,210, and $39,287 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $32,534, $110,386, $118,350, $186,239, and $25,620 was payable at period end for operating expenses paid by the Advisor during March 2008 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. For the six months ended March 31, 2008, the Advisor waived $50,167 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Money Market, Balanced Class I and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity Class I, .81%.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity's and .35% of Balanced, Bond and Equity's annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .24%, .20%, and .25%, respectively, of each Classes' average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity's annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes' average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $138,013, $146,687, $335,364 and $22,917 was payable at period end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the six months ended March 31, 2008: $57,091 for Balanced, $68,026 for Bond, $90,588 for Equity and $7,648 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $15,991, $20,146, $12,492, $32,627, and $3,045 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $93,332, $120,554, $69,941, $194,997, and $18,460 for the six months ended March 31, 2008 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $33,782, $125,566, $173,345, $189,208 and $10,732 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each trustee of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$134,192,741	$725,757,352	$296,007,755	$15,342,811
Sales:	143,088,100	672,788,365	377,844,208	15,090,173

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2008 and net realized capital loss carryforwards as of September 30, 2007 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$196,926,543	$553,412,729	$805,306,063
Unrealized appreciation	--	44,723,846	11,182,522
Unrealized (depreciation)	--	(57,647,250)	(27,372,013)
Net appreciation/(depreciation)	--	(12,923,404)	(16,189,491)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$991,730,872	$94,916,903
Unrealized appreciation	241,057,670	8,475,189
Unrealized (depreciation)	(50,415,431)	(10,601,869)
Net appreciation/(depreciation)	190,642,239	(2,126,680)

Capital Loss Carryforwards
	Money
Expiration Date	Market	Equity
30-Sep-08	$41,585	--
30-Sep-10	14,601	$653,105
30-Sep-11	6,847	--
30-Sep-13	6,183	--
30-Sep-14	211	--
30-Sep-15	2,100	--
	$71,527	$653,105

Capital losses may be utilized to offset future capital gains until expiration. Equity's use of capital loss carryforwards acquired from Delaware Social Awareness Fund may be limited under certain tax provisions.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2008, such purchases and sales transactions were:

Money
Market
Purchases	$79,160,000
Sales	63,650,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Portfolios under the Agreement were as follows:

Portfolio	Weighted Average Daily Balance	Average Interest Rate	Month of Maximum Amount Borrowed	Maximum Amount Borrowed
Money Market	$173	3.62%	$31,586	March 2008
Bond	52,110	4.62%	1,791,576	March 2008
Equity	241,710	4.89%	12,382,979	November 2007

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$171,525
GEEMF Partners LP	--	221,805
Milepost Ventures LP	500,000	1
Plethora Technology, Inc.	701,835	--
TOTALS	$1,401,835	$393,331

Affiliated companies of the Equity Portfolio are as follows:

Affiliates	Cost	Value
Cerionx, Inc.	$714,384	--
Global Resource Options, Inc.	1,500,000	$3,501,828
New Day Farms	500,000	499,998
TOTALS	$2,714,384	$4,001,826

Note F -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $410,000 and $767,946 for the Balanced and Equity Portfolios, respectively, at March 31, 2008.

Money Market Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
	2008	2007	2006
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.018	.045	.039
Distributions from
Net investment income	.018	(.045)	(.039)
Net asset value, ending	$1.00	$1.00	$1.00
Total return*	1.80%	4.64%	3.97%
Ratios to average net assets:A
Net investment income	3.53% (a)	4.53%	3.90%
Total expenses	0.81% (a)	.82%	.86%
Expenses before offsets	0.81% (a)	.82%	.86%
Net expenses	0.80% (a)	.80%	.85%
Net assets, ending (in thousands)	$199,620	$187,210	$166,592

		Years Ended
	September 30,	September 30,	September 30,
	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.019	.004	.006
Distributions from
Net investment income	(.019)	(.004)	(.006)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.94%	.44%	.63%
Ratios to average net assets:A
Net investment income	1.91%	.44%	.63%
Total expenses	.91%	.91%	.90%
Expenses before offsets	.88%	.88%	.88%
Net expenses	.87%	.87%	.87%
Net assets, ending (in thousands)	$160,218	$169,916	$181,788

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008	2007	2006 (z)
Net asset value, beginning	$31.37	$29.46	$28.25
Income from investment operations
Net investment income	.30	.60	.55
Net realized and unrealized gain (loss)	(2.22)	1.88	1.12
Total from investment operations	(1.92)	2.48	1.67
Distributions from
Net investment income	(.30)	(.57)	(.46)
Net realized gain	(1.63)	--	--
Total distributions	(1.93)	(.57)	(.46)
Total increase (decrease) in net asset value	(3.85)	1.91	1.21
Net asset value, ending	$27.52	$31.37	$29.46

Total return*	(6.49%)	8.47%	5.94%
Ratios to average net assets:A
Net investment income	2.08% (a)	1.94%	1.90%
Total expenses	1.21% (a)	1.20%	1.21%
Expenses before offsets	1.21% (a)	1.20%	1.21%
Net expenses	1.20% (a)	1.19%	1.20%
Portfolio turnover	24%	81%	73%
Net assets, ending (in thousands)	$486,812	$542,659	$525,740

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$26.13	$24.35	$21.44
Income from investment operations
Net investment income	.44	.36	.38
Net realized and unrealized gain (loss)	2.08	1.77	2.87
Total from investment operations	2.52	2.13	3.25
Distributions from
Net investment income	(.40)	(.35)	(.34)
Total distributions	(.40)	(.35)	(.34)
Total increase (decrease) in net asset value	2.12	1.78	2.91
Net asset value, ending	$28.25	$26.13	$24.35

Total return*	9.68%	8.77%	15.28%
Ratios to average net assets:A
Net investment income	1.59%	1.37%	1.67%
Total expenses	1.22%	1.25%	1.25%
Expenses before offsets	1.22%	1.25%	1.25%
Net expenses	1.21%	1.25%	1.24%
Portfolio turnover	83%	106%	175%
Net assets, ending (in thousands)	$517,840	$486,255	$480,201

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008	2007	2006 (z)
Net asset value, beginning	$31.13	$29.24	$28.05
Income from investment operations
Net investment income	.15	.28	.27
Net realized and unrealized gain (loss)	(2.19)	1.89	1.10
Total from investment operations	(2.04)	2.17	1.37
Distributions from
Net investment income	(.16)	(.28)	(.18)
Net realized gain	(1.63)	--	--
Total distributions	(1.79)	(.28)	(.18)
Total increase (decrease) in net asset value	(3.83)	1.89	1.19
Net asset value, ending	$27.30	$31.13	$29.24

Total return*	(6.93%)	7.45%	4.90%
Ratios to average net assets:A
Net investment income	1.11% (a)	.99%	.95%
Total expenses	2.18% (a)	2.15%	2.16%
Expenses before offsets	2.18% (a)	2.15%	2.16%
Net expenses	2.17% (a)	2.14%	2.15%
Portfolio turnover	24%	81%	73%
Net assets, ending (in thousands)	$21,114	$24,767	$27,805

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$25.94	$24.18	$21.31
Income from investment operations
Net investment income	.17	.11	.13
Net realized and unrealized gain (loss)	2.06	1.74	2.86
Total from investment operations	2.23	1.85	2.99
Distributions from
Net investment income	(.12)	(.09)	(.12)
Total distributions	(.12)	(.09)	(.12)
Total increase (decrease) in net asset value	2.11	1.76	2.87
Net asset value, ending	$28.05	$25.94	$24.18

Total return*	8.62%	7.63%	14.06%
Ratios to average net assets:A
Net investment income	.60%	.34%	.55%
Total expenses	2.20%	2.27%	2.34%
Expenses before offsets	2.20%	2.27%	2.34%
Net expenses	2.20%	2.26%	2.34%
Portfolio turnover	83%	106%	175%
Net assets, ending (in thousands)	$28,592	$24,839	$19,670

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008	2007	2006 (z)
Net asset value, beginning	$30.83	$28.95	$27.79
Income from investment operations
Net investment income	.18	.32	.28
Net realized and unrealized gain (loss)	(2.19)	1.85	1.07
Total from investment operations	(2.01)	2.17	1.35
Distributions from
Net investment income	(.17)	(.29)	(.19)
Net realized gain	(1.63)	--	--
Total distributions	(1.80)	(.29)	(.19)
Total increase (decrease) in net asset value	(3.81)	1.88	1.16
Net asset value, ending	$27.02	$30.83	$28.95

Total return*	(6.90%)	7.53%	4.87%
Ratios to average net assets:A
Net investment income	1.20% (a)	1.07%	.99%
Total expenses	2.08% (a)	2.07%	2.11%
Expenses before offsets	2.08% (a)	2.07%	2.11%
Net expenses	2.08% (a)	2.06%	2.10%
Portfolio turnover	24%	81%	73%
Net assets, ending (in thousands)	$27,690	$30,340	$27,547

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$25.70	$23.95	$21.12
Income from investment operations
Net investment income	.18	.12	.13
Net realized and unrealized gain (loss)	2.04	1.73	2.82
Total from investment operations	2.22	1.85	2.95
Distributions from
Net investment income	(.13)	(.10)	(.12)
Total distributions	(.13)	(.10)	(.12)
Total increase (decrease) in net asset value	2.09	1.75	2.83
Net asset value, ending	$27.79	$25.70	$23.95

Total return*	8.67%	7.71%	14.02%
Ratios to average net assets:A
Net investment income	.65%	.39%	.59%
Total expenses	2.16%	2.22%	2.31%
Expenses before offsets	2.16%	2.22%	2.31%
Net expenses	2.15%	2.22%	2.30%
Portfolio turnover	83%	106%	175%
Net assets, ending (in thousands)	$25,980	$21,819	$16,585

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007	2006 (z)
Net asset value, beginning	$31.64	$29.70	$28.38
Income from investment operations
Net investment income	.35	.76	.64
Net realized and unrealized gain (loss)	(2.22)	1.90	1.17
Total from investment operations	(1.87)	2.66	1.81
Distributions from
Net investment income	(.37)	(.72)	(.49)
Net realized gain	(1.63)	--	--
Total distributions	(2.00)	(.72)	(.49)
Total increase (decrease) in net asset value	(3.87)	1.94	1.32
Net asset value, ending	$27.77	$31.64	$29.70

Total return*	(6.29%)	9.00%	6.43%
Ratios to average net assets:A
Net investment income	2.56% (a)	2.40%	2.44%
Total expenses	.78% (a)	.77%	1.07%
Expenses before offsets	.73% (a)	.73%	.73%
Net expenses	.72% (a)	.72%	.72%
Portfolio turnover	24%	81%	73%
Net assets, ending (in thousands)	$6,218	$8,721	$6,317

		Periods Ended
	September 30,	June 30,	September 30,
Class I Shares	2005 (x)	2003 (y)	2002
Net asset value, beginning	$27.47	$21.33	$24.35
Income from investment operations
Net investment income	.41	.38	.68
Net realized and unrealized gain (loss)	.87	2.49	(3.01)
Total from investment operations	1.28	2.87	(2.33)
Distributions from
Net investment income	(.37)	(.33)	(.69)
Net realized gains	--	--	--
Total distributions	(.37)	(.33)	(.69)
Total increase (decrease) in net asset value	.91	2.54	(3.02)
Net asset value, ending	$28.38	$23.87	$21.33

Total return*	4.71%	13.63%	(9.87%)
Ratios to average net assets:A
Net investment income	1.94% (a)	2.25% (a)	2.77%
Total expenses	1.28% (a)	.72% (a)	.72%
Expenses before offsets	.72% (a)	.72% (a)	.72%
Net expenses	.72% (a)	.72% (a)	.71%
Portfolio turnover	70%	140%	192%
Net assets, ending (in thousands)	$1,012	$0	$26,612

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008	2007	2006
Net asset value, beginning	$15.92	$15.83	$16.18
Income from investment operations
Net investment income	.36	.69	.64
Net realized and unrealized gain (loss)	.10	.13	(.05)
Total from investment operations	.46	.82	.59
Distributions from
Net investment income	(.36)	(.70)	(.64)
Net realized gains	(.25)	(.03)	(.30)
Total distributions	(.61)	(.73)	(.94)
Total increase (decrease) in net asset value	(0.15)	0.09	(.35)
Net asset value, ending	$15.77	$15.92	$15.83

Total return*	2.94%	5.31%	3.82%
Ratios to average net assets:A
Net investment income	4.63% (a)	4.41%	4.16%
Total expenses	1.10% (a)	1.12%	1.14%
Expenses before offsets	1.10% (a)	1.12%	1.14%
Net expenses	1.09% (a)	1.11%	1.13%
Portfolio turnover	112%	190%	150%
Net assets, ending (in thousands)	$568,718	$453,813	$336,698

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$16.33	$16.29	$15.80
Income from investment operations
Net investment income	.47	.45	.58
Net realized and unrealized gain (loss)	.32	.48	.67
Total from investment operations	.79	.93	1.25
Distributions from
Net investment income	(.48)	(.45)	(.56)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(.94)	(.89)	(.76)
Total increase (decrease) in net asset value	(.15)	.04	.49
Net asset value, ending	$16.18	$16.33	$16.29

Total return*	5.05%	5.97%	8.20%
Ratios to average net assets:A
Net investment income	3.00%	2.82%	3.62%
Total expenses	1.16%	1.19%	1.18%
Expenses before offsets	1.16%	1.19%	1.18%
Net expenses	1.16%	1.18%	1.17%
Portfolio turnover	161%	244%	395%
Net assets, ending (in thousands)	$237,396	$172,470	$148,791

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008	2007	2006
Net asset value, beginning	$15.84	$15.76	$16.11
Income from investment operations
Net investment income	.29	.54	.50
Net realized and unrealized gain (loss)	.08	.12	(.05)
Total from investment operations	.37	.66	.45
Distributions from
Net investment income	(.29)	(.55)	(.50)
Net realized gains	(.25)	(.03)	(.30)
Total distributions	(.54)	(.58)	(.80)
Total increase (decrease) in net asset value	(.17)	0.08	(.35)
Net asset value, ending	$15.67	$15.84	$15.76

Total return*	2.34%	4.29%	2.89%
Ratios to average net assets:A
Net investment income	3.64% (a)	3.43%	3.17%
Total expenses	2.09% (a)	2.09%	2.09%
Expenses before offsets	2.09% (a)	2.09%	2.09%
Net expenses	2.08% (a)	2.08%	2.08%
Portfolio turnover	112%	190%	150%
Net assets, ending (in thousands)	$15,220	$14,834	$17,154

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$16.27	$16.22	$15.75
Income from investment operations
Net investment income	.32	.31	.43
Net realized and unrealized gain (loss)	.31	.49	.66
Total from investment operations	.63	.80	1.09
Distributions from
Net investment income	(.33)	(.31)	(.42)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(.79)	(.75)	(.62)
Total increase (decrease) in net asset value	(.16)	.05	.47
Net asset value, ending	$16.11	$16.27	$16.22

Total return*	4.03%	5.11%	7.13%
Ratios to average net assets:A
Net investment income	2.03%	1.93%	2.70%
Total expenses	2.11%	2.09%	2.08%
Expenses before offsets	2.11%	2.09%	2.08%
Net expenses	2.10%	2.08%	2.07%
Portfolio turnover	161%	244%	395%
Net assets, ending (in thousands)	$18,559	$17,605	$18,860

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008	2007	2006
Net asset value, beginning	$15.83	$15.75	$16.09
Income from investment operations
Net investment income	.30	.56	.51
Net realized and unrealized gain (loss)	.10	.12	(.04)
Total from investment operations	.40	.68	.47
Distributions from
Net investment income	(.30)	(.57)	(.51)
Net realized gains	(.25)	(.03)	(.30)
Total distributions	(.55)	(.60)	(.81)
Total increase (decrease) in net asset value	(.15)	0.08	(.34)
Net asset value, ending	$15.68	$15.83	$15.75

Total return*	2.54%	4.41%	3.01%
Ratios to average net assets:A
Net investment income	3.85% (a)	3.61%	3.31%
Total expenses	1.90% (a)	1.92%	1.99%
Expenses before offsets	1.90% (a)	1.92%	1.99%
Net expenses	1.89% (a)	1.91%	1.98%
Portfolio turnover	112%	190%	150%
Net assets, ending (in thousands)	$48,008	$36,202	$27,447

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$16.25	$16.21	$15.73
Income from investment operations
Net investment income	.34	.31	.43
Net realized and unrealized gain (loss)	.30	.48	.67
Total from investment operations	.64	.79	1.10
Distributions from
Net investment income	(.34)	(.31)	(.42)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(.80)	(.75)	(.62)
Total increase (decrease) in net asset value	(.16)	.04	.48
Net asset value, ending	$16.09	$16.25	$16.21

Total return*	4.09%	5.06%	7.21%
Ratios to average net assets:A
Net investment income	2.13%	1.94%	2.71%
Total expenses	2.04%	2.07%	2.07%
Expenses before offsets	2.04%	2.07%	2.07%
Net expenses	2.03%	2.06%	2.06%
Portfolio turnover	161%	244%	395%
Net assets, ending (in thousands)	$19,276	$13,130	$11,320

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$15.94	$15.85	$16.18
Income from investment operations
Net investment income	.41	.78	.73
Net realized and unrealized gain (loss)	.10	.13	(.04)
Total from investment operations	.51	.91	.69
Distributions from
Net investment income	(.41)	(.79)	(.72)
Net realized gains	(.25)	(.03)	(.30)
Total distributions	(.66)	(.82)	(1.02)
Total increase (decrease) in net asset value	(.15)	0.09	(.33)
Net asset value, ending	$15.79	$15.94	$15.85

Total return*	3.24%	5.89%	4.48%
Ratios to average net assets:A
Net investment income	5.21% (a)	4.99%	4.77%
Total expenses	0.52% (a)	.53%	.56%
Expenses before offsets	0.52% (a)	.53%	.56%
Net expenses	0.51% (a)	.52%	.55%
Portfolio turnover	112%	190%	150%
Net assets, ending (in thousands)	$191,402	$152,871	$74,714

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$16.33	$16.29	$15.81
Income from investment operations
Net investment income	.57	.55	.67
Net realized and unrealized gain (loss)	.31	.48	.66
Total from investment operations	.88	1.03	1.33
Distributions from
Net investment income	(.57)	(.55)	(.65)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(1.03)	(.99)	(.85)
Total increase (decrease) in net asset value	(.15)	.04	.48
Net asset value, ending	$16.18	$16.33	$16.29

Total return*	5.63%	6.62%	8.74%
Ratios to average net assets:A
Net investment income	3.57%	3.41%	4.14%
Total expenses	.61%	.61%	.61%
Expenses before offsets	.61%	.61%	.61%
Net expenses	.60%	.60%	.60%
Portfolio turnover	161%	244%	395%
Net assets, ending (in thousands)	$29,278	$17,324	$17,527

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008	2007	2006
Net asset value, beginning	$41.06	$37.15	$35.38
Income from investment operations
Net investment income (loss)	.01	**	(.02)
Net realized and unrealized gain (loss)	(3.31)	5.50	2.38
Total from investment operations	(3.30)	5.50	2.36
Distributions from
Net realized gains	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(5.73)	3.91	1.77
Net asset value, ending	$35.33	$41.06	$37.15

Total return*	(8.62%)	15.23%	6.74%
Ratios to average net assets:A
Net investment income (loss)	.03% (a)	(.01%)	(.06%)
Total expenses	1.21% (a)	1.21%	1.23%
Expenses before offsets	1.21% (a)	1.21%	1.23%
Net expenses	1.21% (a)	1.21%	1.23%
Portfolio turnover	23%	35%	35%
Net assets, ending (in thousands)	$877,429	$1,000,992	$907,459

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$31.63	$29.43	$23.84
Income from investment operations
Net investment income (loss)	.03	(.09)	(.06)
Net realized and unrealized gain (loss)	3.72	2.29	5.67
Total from investment operations	3.75	2.20	5.61
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	3.75	2.20	5.59
Net asset value, ending	$35.38	$31.63	$29.43

Total return*	11.86%	7.48%	23.56%
Ratios to average net assets:A
Net investment income (loss)	.08%	(.32%)	(.26%)
Total expenses	1.25%	1.25%	1.29%
Expenses before offsets	1.25%	1.25%	1.29%
Net expenses	1.24%	1.24%	1.29%
Portfolio turnover	31%	17%	29%
Net assets, ending (in thousands)	$858,873	$695,472	$530,322

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008	2007	2006
Net asset value, beginning	$37.29	$34.15	$32.84
Income from investment operations
Net investment income (loss)	(.14)	(.33)	(.32)
Net realized and unrealized gain (loss)	(2.97)	5.06	2.22
Total from investment operations	(3.11)	4.73	1.90
Distributions from
Net realized gains	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(5.54)	3.14	1.31
Net asset value, ending	$31.75	$37.29	$34.15

Total return*	(8.99%)	14.28%	5.85%
Ratios to average net assets:A
Net investment income (loss)	(.81%) (a)	(.84%)	(.90%)
Total expenses	2.05% (a)	2.04%	2.06%
Expenses before offsets	2.05% (a)	2.04%	2.06%
Net expenses	2.05% (a)	2.04%	2.06%
Portfolio turnover	23%	35%	35%
Net assets, ending (in thousands)	$70,752	$87,476	$95,903

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$29.61	$27.78	$22.70
Income from investment operations
Net investment income (loss)	(.24)	(.33)	(.25)
Net realized and unrealized gain (loss)	3.47	2.16	5.35
Total from investment operations	3.23	1.83	5.10
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	3.23	1.83	5.08
Net asset value, ending	$32.84	$29.61	$27.78

Total return*	10.91%	6.59%	22.50%
Ratios to average net assets:A
Net investment income (loss)	(.77%)	(1.16%)	(1.12%)
Total expenses	2.09%	2.09%	2.15%
Expenses before offsets	2.09%	2.09%	2.15%
Net expenses	2.09%	2.08%	2.15%
Portfolio turnover	31%	17%	29%
Net assets, ending (in thousands)	$105,189	$86,242	$70,824

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008	2007	2006
Net asset value, beginning	$34.73	$31.89	$30.68
Income from investment operations.
Net investment income (loss)	(.11)	(.25)	(.26)
Net realized and unrealized gain (loss)	(2.76)	4.68	2.06
Total from investment operations	(2.87)	4.43	1.80
Distributions from
Net realized gains	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(5.30)	2.84	1.21
Net asset value, ending	$29.43	$34.73	$31.89

Total return*	(8.97%)	14.35%	5.93%
Ratios to average net assets:A
Net investment income (loss)	(.72%) (a)	(.76%)	(.82%)
Total expenses	1.97% (a)	1.96%	1.99%
Expenses before offsets	1.97% (a)	1.96%	1.99%
Net expenses	1.96% (a)	1.96%	1.98%
Portfolio turnover	23%	35%	35%
Net assets, ending (in thousands)	$105,732	$119,917	$109,468

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$27.64	$25.92	$21.17
Income from investment operations.
Net investment income (loss)	(.20)	(.27)	(.22)
Net realized and unrealized gain (loss)	3.24	1.99	4.99
Total from investment operations	3.04	1.72	4.77
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	3.04	1.72	4.75
Net asset value, ending	$30.68	$27.64	$25.92

Total return*	11.00%	6.64%	22.56%
Ratios to average net assets:A
Net investment income (loss)	(.69%)	(1.09%)	(1.06%)
Total expenses	2.01%	2.03%	2.10%
Expenses before offsets	2.01%	2.03%	2.10%
Net expenses	2.01%	2.03%	2.09%
Portfolio turnover	31%	17%	29%
Net assets, ending (in thousands)	$107,305	$86,514	$61,897

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$42.79	$38.44	$36.40
Income from investment operations
Net investment income	.12	.21	.17
Net realized and unrealized gain (loss)	(3.47)	5.73	2.46
Total from investment operations	(3.35)	5.94	2.63
Distributions from
Net realized gains	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(5.78)	4.35	2.04
Net asset value, ending	$37.01	$42.79	$38.44

Total return*	(8.38%)	15.88%	7.30%
Ratios to average net assets:A
Net investment income	.56% (a)	.53%	.49%
Total expenses	.68% (a)	.67%	.68%
Expenses before offsets	.68% (a)	.67%	.68%
Net expenses	.67% (a)	.66%	.67%
Portfolio turnover	23%	35%	35%
Net assets, ending (in thousands)	$133,661	$170,767	$163,685

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$32.36	$29.94	$24.12
Income from investment operations
Net investment income	.19	.07	.05
Net realized and unrealized gain (loss)	3.85	2.35	5.79
Total from investment operations	4.04	2.42	5.84
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	4.04	2.42	5.82
Net asset value, ending	$36.40	$32.36	$29.94

Total return*	12.48%	8.08%	24.24%
Ratios to average net assets:A
Net investment income	.63%	.25%	.32%
Total expenses	.68%	.68%	.70%
Expenses before offsets	.68%	.68%	.70%
Net expenses	.68%	.68%	.70%
Portfolio turnover	31%	17%	29%
Net assets, ending (in thousands)	$133,696	$93,347	$62,951

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$20.49	$19.75	$18.76
Income from investment operations
Net investment income (loss)	.06	.13	.10
Net realized and unrealized gain (loss)	(2.49)	1.53	1.51
Total from investment operations	(2.43)	1.66	1.61
Distributions from
Net investment income	(.11)	(.09)	(.06)
Net realized gain	(1.08)	(.83)	(.56)
Total distributions	(1.19)	(.92)	(.62)
Total increase (decrease) in net asset value	(3.62)	.74	.99
Net asset value, ending	$16.87	$20.49	$19.75

Total return*	(12.51%)	8.58%	8.79%
Ratios to average net assets:A
Net investment income (loss)	.69% (a)	.66%	.56%
Total expenses	1.35% (a)	1.33%	1.36%
Expenses before offsets	1.25% (a)	1.23%	1.26%
Net expenses	1.23% (a)	1.20%	1.23%
Portfolio turnover	15%	56%	47%
Net assets, ending (in thousands)	$54,300	$65,209	$58,020

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$16.96	$15.17	$12.24
Income from investment operations
Net investment income (loss)	.12	.03	.03
Net realized and unrealized gain (loss)	1.75	1.76	2.90
Total from investment operations	1.87	1.79	2.93
Distributions from
Net investment income	(.07)	--	--
Total distributions	(.07)	--	--
Total increase (decrease) in net asset value	1.80	1.79	2.93
Net asset value, ending	$18.76	$16.96	$15.17

Total return*	11.03%(r)	11.80%	23.94%
Ratios to average net assets:A
Net investment income (loss)	.64%	.19%	.24%
Total expenses	1.38%	1.43%	1.54%
Expenses before offsets	1.28%	1.43%	1.45%
Net expenses	1.27%	1.41%	1.44%
Portfolio turnover	38%	13%	42%
Net assets, ending (in thousands)	$54,618	$55,253	$39,145

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$18.72	$18.20	$17.43
Income from investment operations
Net investment income (loss)	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss)	(2.26)	1.41	1.40
Total from investment operations	(2.29)	1.35	1.33
Distributions from
Net realized gains	(1.08)	(.83)	(.56)
Total distributions	(1.08)	(.83)	(.56)
Total increase (decrease) in net asset value	(3.37)	.52	.77
Net asset value, ending	$15.35	$18.72	$18.20

Total return*	(12.92%)	7.55%	7.78%
Ratios to average net assets:A
Net investment income (loss)	(.34%) (a)	(.30%)	(.38%)
Total expenses	2.36% (a)	2.29%	2.30%
Expenses before offsets	2.26% (a)	2.19%	2.20%
Net expenses	2.25% (a)	2.16%	2.17%
Portfolio turnover	15%	56%	47%
Net assets, ending (in thousands)	$5,338	$7,257	$8,156

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$15.84	$14.30	$11.67
Income from investment operations
Net investment income (loss)	(.05)	(.12)	(.10)
Net realized and unrealized gain (loss)	1.64	1.66	2.73
Total from investment operations	1.59	1.54	2.63
Total increase (decrease) in net asset value	1.59	1.54	2.63
Net asset value, ending	$17.43	$15.84	$14.30

Total return*	10.04%(r)	10.77%	22.54%
Ratios to average net assets:A
Net investment income (loss)	(.31%)	(.75%)	(.82%)
Total expenses	2.32%	2.37%	2.55%
Expenses before offsets	2.22%	2.37%	2.51%
Net expenses	2.21%	2.36%	2.50%
Portfolio turnover	38%	13%	42%
Net assets, ending (in thousands)	$9,043	$8,391	$6,936

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$18.82	$18.27	$17.50
Income from investment operations
Net investment income (loss)	(.01)	(.04)	(.06)
Net realized and unrealized gain (loss)	(2.28)	1.42	1.39
Total from investment operations	(2.29)	1.38	1.33
Distributions from
Net realized gains	(1.08)	(.83)	(.56)
Total distributions	(1.08)	(.83)	(.56)
Total increase (decrease) in net asset value	(3.37)	.55	.77
Net asset value, ending	$15.45	$18.82	$18.27

Total return*	(12.85%)	7.69%	7.75%
Ratios to average net assets:A
Net investment income (loss)	(.16%) (a)	(.20%)	(.33%)
Total expenses	2.19% (a)	2.19%	2.25%
Expenses before offsets	2.09% (a)	2.09%	2.15%
Net expenses	2.07% (a)	2.06%	2.12%
Portfolio turnover	15%	56%	47%
Net assets, ending (in thousands)	$8,103	$10,089	$7,846

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$15.90	$14.35	$11.71
Income from investment operations
Net investment income (loss)	(.05)	(.10)	(.10)
Net realized and unrealized gain (loss)	1.65	1.65	2.74
Total from investment operations	1.60	1.55	2.64
Total increase (decrease) in net asset value	1.60	1.55	2.64
Net asset value, ending	$17.50	$15.90	$14.35

Total return*	10.06%(r)	10.80%	22.54%
Ratios to average net assets:A
Net investment income (loss)	(.29%)	(.72%)	(.83%)
Total expenses	2.28%	2.34%	2.56%
Expenses before offsets	2.18%	2.34%	2.51%
Net expenses	2.17%	2.32%	2.50%
Portfolio turnover	38%	13%	42%
Net assets, ending (in thousands)	$7,344	$6,038	$4,433

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008 (z)	2007 (z)	2006(z)
Net asset value, beginning	$20.67	$19.83	$18.75
Income from investment operations
Net investment income	.11	.22	.19
Net realized and unrealized gain (loss)	(2.52)	1.55	1.50
Total from investment operations	(2.41)	1.77	1.69
Distributions from
Net investment income	(.14)	(.10)	(.05)
Net realized gain	(1.08)	(.83)	(.56)
Total distributions	(1.22)	(.93)	(.61)
Total increase (decrease) in net asset value	(3.63)	.84	1.08
Net asset value, ending	$17.04	$20.67	$19.83

Total return*	(12.30%)	9.09%	9.19%
Ratios to average net assets:A
Net investment income	1.19% (a)	1.09%	.99%
Total expenses	.86% (a)	.88%	1.20%
Expenses before offsets	.76% (a)	.78%	.84%
Net expenses	.74% (a)	.76%	.81%
Portfolio turnover	15%	56%	47%
Net assets, ending (in thousands)	$25,219	$24,663	$9,464

		Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2005(v)	2002(w)	2001
Net asset value, beginning	$17.42	$14.84	$20.04
Income from investment operations
Net investment income	.03	.02	.07
Net realized and unrealized gain (loss)	1.30	1.62	(5.13)
Total from investment operations	1.33	1.64	(5.06)
Distributions from
Net investment income	--	--	(.14)
Total increase (decrease) in net asset value	1.33	1.64	(5.20)
Net asset value, ending	$18.75	$16.48	$14.84

Total return*	7.63%	11.08%	(25.40%)
Ratios to average net assets:A
Net investment income	.65% (a)	.53% (a)	.38%
Total expenses	2.57% (a)	1,022.38%(a)	1.00%
Expenses before offsets	.82% (a)	.77% (a)	.82%
Net expenses	.81% (a)	.75% (a)	.75%
Portfolio turnover	15%	10%	39%
Net assets, ending (in thousands)	$1,246	$0	$1

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (0.01) per share.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(w) The last remaining shareholder in Class I redeemed on January 18, 2002.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

Bond Portfolio and Money Market Portfolio

At a meeting held on December 4, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints, if applicable; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio, as applicable, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2007, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, three- and five-year annualized periods. The Board considered management's discussion of the Portfolio's performance. The Board took into account the relatively small difference in performance rankings among the funds in the Portfolio's peer group. Based upon its review of various factors, the Board concluded that the Portfolio's performance was satisfactory.

Bond Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2007, the Portfolio's performance was above the median of its peer group. The Portfolio outperformed its Lipper index for the same one-, three- and five-year annualized periods. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. The Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Bond Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Money Market Portfolio, the Trustees also noted that the Advisor reimbursed expenses of the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its performance and fees. The Board took into account that the advisory fee for neither Portfolio contained breakpoints. With respect to the Money Market Portfolio, the Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. With respect to the Bond Portfolio, the Board noted that the Portfolio has experienced significant growth and that management was proposing adding a breakpoint to the advisory fee. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of each Portfolio was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.

Balanced Portfolio, Equity Portfolio and Enhanced Equity Portfolio

At a meeting held on December 4, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved with respect to each Portfolio the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the respective Investment Subadvisory Agreement(s) between the Advisor and the respective Subadvisor(s).

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Trustees' meetings, discussions and other reports. With respect to the Balanced Portfolio, the Board considered the Advisor's management style and its performance in employing its investment strategies for a portion of the Portfolio, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Portfolio's Subadvisor(s) and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolios' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2007, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, three- and five-year annualized periods. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

Equity Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2007, the Portfolio's performance was below the median of its peer group and the Portfolio underperformed its Lipper index. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

Enhanced Equity Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2007, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the one-, three- and five-year annualized periods ended June 30, 2007. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance, as well as its discussion of the Portfolio's recent performance. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Equity Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were at the median of its peer group. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Enhanced Equity Portfolio. The Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Board also noted the Adviser's current undertaking to maintain expense limitations for Class I, as well as the Adviser's voluntarily waiver of a portion of its advisory fee (for all classes). The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

The Board reviewed the Adviser's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Enhanced Equity Portfolio, the Board also noted the Adviser's current undertaking to maintain expense limitations as noted above as well as voluntarily waive a portion of its advisory fee. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. The Board also noted that the Advisor paid the Subadvisors' subadvisory fees out of the advisory fees it received from the Portfolios. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its performance and fees. The Board considered that the advisory fee schedule for each Portfolio contained breakpoints that would reduce the advisory fee rate on assets above a specified level, noting that the Balanced Portfolio currently reflected economies of scale. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement(s) with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Portfolio-by-Portfolio basis, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the performance record of the Portfolio(s) that each Subadvisor subadvised and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement(s); the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board considered each Portfolio's performance during the one-, three- and five-year annualized periods ended June 30, 2007, as applicable, as compared to that Portfolio's Lipper index and its peer group and noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio(s), the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm's length. For each of the above reasons, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio(s) were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor's management of the respective Portfolio(s) to be a material factor in its consideration, although the Board noted that the subadvisory fees for certain of the Subadvisors with respect to the Balanced Portfolio contained breakpoints.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the respective Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor (with respect to the Balanced Portfolio) and the Subadvisor are likely to execute their investment strategies consistently over time; (e) the Portfolios' performance are being addressed; and (f) each Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio would be in the best interests of the Portfolio and its shareholders.

Calvert Social Investment Fund

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Calvert Group
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Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

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March 31, 2008

Semi-Annual Report

Calvert Asset Allocation Funds:
     Conservative Allocation Fund
     Moderate Allocation Fund
     Aggressive Allocation Fund

Calvert
Investments that make a difference

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
11

Statements of Net Assets
15

Statements of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
24

Financial Highlights
29

Explanation of Financial Tables
37

Proxy Voting and Availability of Quarterly Portfolio Holdings
39

Basis for Board's Approval of Investment Advisory Contracts
39

Dear Shareholder:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks continued to fare well and persistent problems in the Financial sector hampered stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned -12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable corporate practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Portfolio Management Discussion

John Nichols,
Vice President, Equities,
of Calvert Asset Management Company

For the six months ended March 31, 2008, the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund all lost value as equity markets suffered under the continued strains of global credit problems.

Calvert Conservative Allocation Fund Class A shares (at NAV) returned -1.70%, ahead of the -1.81% return for its blended (composite) benchmark. Calvert Moderate Allocation Fund Class A shares (at NAV) returned -7.10%, lagging the -6.87% return of its blended benchmark. Calvert Aggressive Allocation Fund Class A shares (at NAV) returned -10.74%, slightly behind the -10.46% return of its blended benchmark. Across all three Funds, the allocation to international equities hurt overall returns.

Investment Environment

Over the past six months, bonds outperformed stocks as investors sought stability amid market turmoil. The Russell 1000® Index--a measure of the U.S. stock market included in each Fund's blended benchmark--fell 12.41%. Bonds rose 2.63% as measured by the Lehman U.S. Credit Index. International stocks did not fare much better than U.S. stocks, but weakness in the U.S. dollar partially offset poor local market performance in non-U.S. markets, leading to a return of -10.38% for the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index for U.S. investors. Ironically, the problems that plagued stocks largely started in the bond market.

While several major equity market benchmarks hit all-time highs in early October 2007, continued problems in the housing and mortgage markets dragged equities down over the balance of the period. As mortgage defaults increased and major banks and brokerage houses around the globe announced large losses from exotic securities backed by subprime mortgages, investors worried about the potential for a dramatic economic slowdown and, possibly, a recession. Weak holiday sales and rising levels of unemployment only heightened concerns. As a result, the stock market performed poorly during the period.

Conservative Allocation Fund
March 31, 2008
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	20%
International Equity Mutual Funds	8%
Fixed Income Mutual Funds	72%
Total	100%

Investment Performance (TOTAL RETURN AT NAV*)	6 Months Ended 3/31/08	12 Months Ended 3/31/08
Class A	(1.70%)	1.90%
Class C	(2.42%)	0.39%
Conservative Allocation
Composite Benchmark**	(1.81%)	1.36%
Lipper Mixed-Asset Target
Allocation Conservative Funds
Average	(2.91%)	0.14%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Conservative Allocation Composite Benchmark: 60% Lehman U.S. Credit Index, 22% Russell 3000® Index, 8% MSCI EAFE Index, 10% 3-month U.S. Treasury Bills.

Moderate Allocation Fund
March 31, 2008
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	45%
International Equity Mutual Funds	17%
Fixed Income Mutual Funds	38%
Total	100%

Investment Performance
	6 Months Ended 3/31/08	12 Months Ended 3/31/08

(TOTAL RETURN AT NAV*)
Class A	(7.10%)	(2.23%)
Class C	(7.46%)	(2.98%)
Class I**	(7.03%)	(2.16%)
Moderate Allocation
Composite Benchmark***	(6.87%)	(1.82%)
Lipper Mixed-Asset Target
Allocation Growth Funds
Average	(8.26%)	(2.32%)

Aggressive Allocation Fund
March 31, 2008
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	63%
International Equity Mutual Funds	26%
Fixed Income Mutual Funds	11%
Total	100%

Investment Performance	6 Months Ended 3/31/08	12 Months Ended 3/31/08

(TOTAL RETURN AT NAV*)
Class A	(10.74%)	(5.14%)
Class C	(11.30%)	(6.38%)
Class I**	(10.74%)	(5.14%)
Aggressive Allocation Composite
Benchmark***	(10.46%)	(4.07%)
Lipper Multi-Cap
Core Funds Average	(12.40%)	(5.57%)

The bond market had its troubles as well, as questions about the financial stability of bond insurers arose in January and roiled the typically staid municipal bond market. Additional and higher-than-expected mortgage-related writedowns by financial services companies caused the difference in yields between Treasury and corporate securities to widen significantly. By early March, the crisis had escalated into a broad sell-off of even the most credit-worthy securities into an already weak market. In response, the Fed made a series of historically significant policy announcements--such as allowing investment banks to borrow directly from the Fed and agreeing to finance $30 billion of Bear Stearns' most illiquid assets so the company could be sold--which calmed the turmoil by the end of March.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**The Calvert Moderate and Aggressive Allocation Funds first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

***Calvert Moderate Allocation Composite Benchmark: 30% Lehman U.S. Credit Index, 47% Russell 3000® Index, 18% MSCI EAFE Index, 5% 3-month U.S. Treasury Bills. Calvert Aggressive Allocation Composite Benchmark: 10% Lehman U.S. Credit Index, 64% Russell 3000® Index, 26% MSCI EAFE Index.

Conservative Allocation Fund Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(2.93%)
Since Inception	3.45%
(4/29/05)
Class C Shares
One year	(0.61%)
Since inception	3.86%
(4/29/05)

Over the course of the six-month period, the Fed made a series of cuts that reduced its target federal funds rate from 4.75% to 2.25%. As a result of a flight to quality amid market turmoil, Treasury bonds rallied while municipal and corporate bonds struggled.

Portfolio Strategy

For the six-month period, the Funds enjoyed a performance boost from the relatively strong return of CSIF Equity Portfolio (Class I), which outperformed its benchmark, the Standard & Poor's 500 Index, by more than four percentage points through strong stock selection. The other underlying U.S. equity funds also held up relatively well in a difficult market environment.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Moderate Allocation Fund
Statistics
March 31, 2008
Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	(6.87%)
Since Inception	3.89%
(4/29/05)
Class C Shares
One year	(3.95%)
Since inception	4.70%
(4/29/05)
Class I Shares
One year	(2.16%)
Since inception	5.66%
(4/29/05)

CSIF Bond Portfolio, which is the fixed-income allocation for each of the three Funds, edged out its benchmark, the Lehman U.S. Credit Index. Its overall high credit-quality bias was largely the driver, as higher-quality bonds significantly outperformed lower-quality ones for the period.

However, for all three Funds, the primary exposure to international equities is Calvert World Values International Equity Fund. Market volatility caused the manager's stock models to significantly underperform during the first half of the period. Fortunately, the outperformance of the Calvert International Opportunities Fund and Calvert Global Alternative Energy Fund--which were recently added to the Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund--helped offset some of that loss.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Aggressive Allocation Fund
Statistics
March 31, 2008

Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	(9.64%)
Since Inception	3.44%
(6/30/05)
Class C Shares
One year	(7.31%)
Since inception	4.03%
(6/30/05)
Class I Shares
One year	(5.14%)
Since inception	5.29%
(6/30/05)

Outlook

While the wave of market anxiety appears to have crested in March, neither the economy nor the financial markets are out of the woods. We expect continued volatility in the market for a protracted period. However, that may create attractive opportunities in both stocks and bonds.

April 2008

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Conservative	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$983.00	$2.18
Hypothetical	$1,000.00	$1,022.80	$2.23
(5% return per year before expenses)
Class C
Actual	$1,000.00	$975.80	$9.46
Hypothetical	$1,000.00	$1,015.43	$9.65
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.91% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/366. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Moderate	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$929.00	$3.41
Hypothetical	$1,000.00	$1,021.46	$3.57
(5% return per year before expenses)
Class C
Actual	$1,000.00	$925.40	$7.09
Hypothetical	$1,000.00	$1,017.64	$7.43
(5% return per year before expenses)

Moderate	Beginning Account Value 1/31/08**	Ending Account Value 3/31/08	Expenses Paid During Period* 1/31/08 - 3/31/08***
Class I
Actual	$1,000.00	$986.90	$0.38
Hypothetical	$1,000.00	$1,007.95	$0.38
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.71% and 1.47% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/366. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

** Inception date 1/31/08.

*** Expenses are equal to the Fund's annualized expense ratio of 0.23% for Class I, multiplied by the average account value over the period, multiplied by 61/366.

Aggressive	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$892.60	$2.03
Hypothetical	$1,000.00	$1,022.85	$2.17
(5% return per year before expenses)
Class C
Actual	$1,000.00	$887.00	$8.11
Hypothetical	$1,000.00	$1,016.41	$8.66
(5% return per year before expenses)

Aggressive	Beginning Account Value 1/31/08**	Ending Account Value 3/31/08	Expenses Paid During Period* 1/31/08 - 3/31/08***
Class I
Actual	$1,000.00	$983.30	$0.38
Hypothetical	$1,000.00	$1,007.95	$0.38
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43% and 1.72% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

** Inception date 1/31/08.

*** Expenses are equal to the Fund's annualized expense ratio of 0.23% for Class I, multiplied by the average account value over the period, multiplied by 61/366.

Conservative Allocation Fund
Statement of Net Assets
March 31, 2008

Mutual Funds - 100.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I	17,656	$558,999
Calvert Mid Cap Value Fund, Class I	21,407	364,132
Calvert Small Cap Value Fund, Class I	10,443	175,124
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	63,295	748,147
Calvert Social Investment Fund:
Bond Portfolio, Class I	900,349	14,207,509
Enhanced Equity Portfolio, Class I	86,598	1,475,631
Equity Portfolio, Class I*	15,682	580,375
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	7,018	184,999
International Equity Fund, Class I	71,330	1,522,906

Total Mutual Funds (Cost $20,377,747)		19,817,822

TOTAL INVESTMENTS (Cost $20,377,747) - 100.0%		19,817,822
Other assets and liabilities, net - 0.0%		5,597
Net Assets - 100%		$19,823,419

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,014,277 shares outstanding		$16,059,116
Class C: 261,674 shares outstanding		4,082,890
Undistributed net investment income		1,364
Accumulated net realized gain (loss) on investments		239,974
Net unrealized appreciation (depreciation) on investments		(559,925)
Net Assets		$19,823,419

Net Asset Value Per Share
Class A (based on net assets of $15,770,027)		$15.55
Class C (based on net assets of $4,053,392)		$15.49

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
March 31, 2008

Mutual Funds - 100.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I *	115,280	$1,896,356
Calvert Large Cap Growth Fund, Class I	254,098	8,044,756
Calvert Mid Cap Value Fund, Class I	113,501	1,930,652
Calvert Small Cap Value Fund, Class I	152,512	2,557,629
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	293,171	3,465,283
Calvert Social Investment Fund:
Bond Portfolio, Class I	2,281,375	36,000,105
Enhanced Equity Portfolio, Class I	773,076	13,173,219
Equity Portfolio, Class I *	252,594	9,348,507
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	41,010	1,081,029
Calvert International Opportunities Fund, Class I *	595,369	12,711,131
International Equity Fund, Class I	123,512	1,735,346
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	160,971	2,448,362

Total Mutual Fund (Cost $99,680,186)		94,392,375

TOTAL INVESTMENTS (Cost $99,680,186) - 100.0%		94,392,375
Other assets and liabilities, net - (0.0%)		(3,609)
Net Assets - 100%		$94,388,766

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 4,654,939 shares outstanding		$79,112,274
Class C: 1,091,391 shares outstanding		18,273,227
Class I: 59.92 shares outstanding		1,002
Undistributed net investment income		5,799
Accumulated net realized gain (loss) on investments		2,284,275
Net unrealized appreciation (depreciation) on investments		(5,287,811)
Net Assets		$94,388,766

Net Asset Value Per Share
Class A (based on net assets of $76,576,232)		$16.45
Class C (based on net assets of $17,811,547)		$16.32
Class I (based on net assets of $987)		$16.47

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
March 31, 2008

Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I *	101,483	$1,669,388
Calvert Large Cap Growth Fund, Class I	162,225	5,136,055
Calvert Mid Cap Value Fund, Class I	75,551	1,285,123
Calvert Small Cap Value Fund, Class I	181,513	3,043,971
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	167,127	1,975,441
Calvert Social Investment Fund:
Bond Portfolio, Class I	380,633	6,006,381
Enhanced Equity Portfolio, Class I	614,607	10,472,896
Equity Portfolio, Class I *	204,255	7,559,471
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	30,350	800,017
Calvert International Opportunities Fund, Class I *	113,385	1,593,062
International Equity Fund, Class I	479,779	10,243,273
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	189,380	2,880,473

Total Mutual Funds (Cost $57,462,598)		52,665,551

TOTAL INVESTMENTS (Cost $57,462,598) - 100.1%		52,665,551
Other assets and liabilities, net - (0.1%)		(43,020)
Net Assets - 100%		$52,622,531

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,755,554 shares outstanding		$48,101,320
Class C: 452,935 shares outstanding		7,651,093
Class I: 59.77 shares outstanding		1,000
Undistributed net investment income		15,331
Accumulated net realized gain (loss) on investments		1,650,834
Net unrealized appreciation (depreciation) on investments		(4,797,047)
Net Assets		$52,622,531

Net Asset Value Per Share
Class A (based on net assets of $45,342,333)		$16.45
Class C (based on net assets of $7,279,215)		$16.07
Class I (based on net assets of $983)		$16.45

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2008
	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund	Fund	Fund
Investment Income:
Dividend income	$499,701	$1,858,330	$773,858
Total investment income	499,701	1,858,330	773,858

Expenses:
Transfer agency fees and expenses	22,966	78,906	72,214
Administrative fees	13,219	69,244	39,080
Distribution Plan expenses:
Class A	17,215	93,523	56,044
Class C	19,266	87,534	36,353
Trustees' fees and expenses	1,110	5,823	3,318
Registration fees	11,119	11,179	11,748
Reports to shareholders	2,291	15,280	12,355
Professional fees	9,339	11,432	10,332
Accounting fees	16,996	19,444	19,570
Contract services	332	1,345	834
Miscellaneous	998	2,252	2,034
Total expenses	114,851	395,962	263,882
Reimbursement from Advisor:
Class A	(47,660)	--	(102,488)
Class I	--	(2,482)	(2,524)
Net expenses	67,191	393,480	158,870

Net Investment Income	432,510	1,464,850	614,988

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	312,212	2,457,745	1,839,348
Change in unrealized appreciation or (depreciation)	(1,073,579)	(10,864,534)	(8,418,280)

Net Realized and Unrealized
Gain (Loss) on Investments	(761,367)	(8,406,789)	(6,578,932)

Increase (Decrease) in Net Assets
Resulting From Operations	($328,857)	($6,941,939)	($5,963,944)

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$432,510	$378,767
Net realized gain (loss) on investments	312,212	176,222
Change in unrealized appreciation (depreciation)	(1,073,579)	353,099

Increase (Decrease) in Net Assets
Resulting From Operations	(328,857)	908,088

Distributions to shareholders from
Net investment income:
Class A Shares	(360,523)	(316,694)
Class C Shares	(71,782)	(61,102)
Net realized gain:
Class A Shares	(183,846)	(43,407)
Class C Shares	(52,413)	(15,975)
Total distributions	(668,564)	(437,178)

Capital share transactions:
Shares sold:
Class A Shares	5,469,204	6,629,989
Class C Shares	994,514	1,716,209
Reinvestment of distributions:
Class A Shares	504,151	338,602
Class C Shares	103,632	66,716
Redemption Fees:
Class A Shares	1	20
Class C Shares	29	--
Shares redeemed:
Class A Shares	(1,683,835)	(1,310,235)
Class C Shares	(867,871)	(182,619)
Total capital share transactions	4,519,825	7,258,682

Total Increase (Decrease) in Net Assets	3,522,404	7,729,592

Net Assets
Beginning of period	16,301,015	8,571,423
End of period (including undistributed net investment income of $1,364 and $1,159, respectively)	$19,823,419	$16,301,015

Capital Share Activity
Shares sold:
Class A Shares	341,486	409,242
Class C Shares	62,052	106,530
Reinvestment of distributions:
Class A Shares	31,481	20,917
Class C Shares	6,468	4,138
Shares redeemed:
Class A Shares	(104,153)	(80,634)
Class C Shares	(52,867)	(11,361)
Total capital share activity	284,467	448,832

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$1,464,850	$1,026,981
Net realized gain (loss) on investments	2,457,745	1,395,164
Change in unrealized appreciation (depreciation)	(10,864,534)	4,096,172

Increase (Decrease) in Net Assets
Resulting From Operations	(6,941,939)	6,518,317

Distributions to shareholders from
Net investment income:
Class A Shares	(1,240,896)	(896,261)
Class C Shares	(225,211)	(127,302)
Class I Shares	(2)	--
Net realized gain:
Class A Shares	(1,254,355)	(220,369)
Class C Shares	(298,228)	(56,203)
Total distributions	(3,018,692)	(1,300,135)

Capital share transactions:
Shares sold:
Class A Shares	15,627,401	37,705,666
Class C Shares	4,016,827	8,907,416
Class I Shares	1,000	--
Reinvestment of distributions:
Class A Shares	2,369,769	1,055,547
Class C Shares	402,770	147,432
Class I Shares	2	--
Redemption fees:
Class A Shares	104	977
Class C Shares	454	521
Shares redeemed:
Class A Shares	(5,080,964)	(4,469,573)
Class C Shares	(2,298,038)	(1,043,968)
Total capital share transactions	15,039,325	42,304,018

Total Increase (Decrease) in Net Assets	5,078,694	47,522,200

Net Assets
Beginning of period	89,310,072	41,787,872
End of period (including undistributed net investment income of $5,799 and $7,058, respectively)	$94,388,766	$89,310,072

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	898,896	2,132,459
Class C Shares	233,937	508,024
Class I Shares	60	--
Reinvestment of distributions:
Class A Shares	133,639	59,856
Class C Shares	22,782	8,490
Shares redeemed:
Class A Shares	(297,175)	(252,013)
Class C Shares	(132,482)	(59,172)
Total capital share activity	859,657	(2,397,644)

See notes to financial statements.

Aggressive Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$614,988	$260,542
Net realized gain (loss) on investments	1,839,348	904,614
Change in unrealized appreciation (depreciation)	(8,418,280)	2,889,844

Increase (Decrease) in Net Assets
Resulting From Operations	(5,963,944)	4,055,000

Distributions to shareholders from
Net investment income:
Class A Shares	(536,473)	(259,195)
Class C Shares	(63,184)	(30,182)
Net realized gain:
Class A Shares	(870,922)	(89,196)
Class C Shares	(143,781)	(18,110)
Total distributions	(1,614,360)	(396,683)

Capital share transactions:
Shares sold:
Class A Shares	9,901,388	27,835,488
Class C Shares	1,743,679	4,270,027
Class I Shares	1,000	--
Reinvestment of distributions:
Class A Shares	1,350,953	335,303
Class C Shares	165,957	41,910
Redemption fees:
Class A Shares	2,898	407
Class C Shares	--	58
Shares redeemed:
Class A Shares	(3,387,820)	(2,475,754)
Class C Shares	(1,186,196)	(466,596)
Total capital share transactions	8,591,859	29,540,843

Total Increase (Decrease) in Net Assets	1,013,555	33,199,160

Net Assets
Beginning of period	51,608,976	18,409,816
End of period (including undistributed net investment income of $15,331 and $0 respectively)	$52,622,531	$51,608,976

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	557,331	1,535,445
Class C Shares	100,600	238,280
Class I Shares	60	--
Reinvestment of distributions:
Class A Share	73,393	18,828
Class C Shares	9,189	2,381
Shares redeemed:
Class A Shares	(191,286)	(135,174)
Class C Shares	(65,054)	(25,974)
Total capital share activity	484,233	1,633,786

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Effective January 31, 2008, Moderate and Aggressive began to offer Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $10,832, $29,271 and $991 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during March 2008.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2009. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. The contractual expense cap is .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A, Class C and Class I of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $2,440, $11,804, and $6,546 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds' average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $6,608, $30,731, and $15,413 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $15,509, $58,921, and $46,430 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $2,747, $18,328 and $16,224 for the six months ended March 31, 2008 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $509, $3,316, and $2,922 was payable at period end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each trustee of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$6,113,101	$17,471,758	$10,634,252
Sales	1,543,563	1,722,639	1,379,072

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2008:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$20,426,409	$99,732,041	$57,481,857
Unrealized appreciation	--	80,949	57,041
Unrealized depreciation	(608,587)	(5,420,615)	(4,873,347)
Net appreciation/(depreciation	(608,587)	(5,339,666)	(4,816,306)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2008.

Conservative Allocation Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$16.45	$15.81
Income from investment operations
Net investment income	.40	.55
Net realized and unrealized gain (loss)	(.67)	.74
Total from investment operations	(.27)	1.29
Distributions from
Net investment income	(.40)	(.55)
Net realized gain	(.23)	(.10)
Total distributions	(.63)	(.65)
Total increase (decrease) in net asset value	(.90)	.64
Net asset value, ending	$15.55	$16.45

Total return*	(1.70%)	8.27%
Ratios to average net assets: A,B
Net investment income	5.24% (a)	3.55%
Total expenses	1.13% (a)	1.35%
Expenses before offsets	.44% (a)	.44%
Net expenses	.44% (a)	.44%
Portfolio turnover	9%	11%
Net assets, ending (in thousands)	$15,770	$12,265

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 #
Net asset value, beginning	$15.42	$15.00
Income from investment operations
Net investment income	.42	.08
Net realized and unrealized gain (loss)	.40	.42
Total from investment operations	.82	.50
Distributions from
Net investment income	(.42)	(.08)
Net realized gain	(.01)	--
Total distributions	(.43)	(.08)
Total increase (decrease) in net asset value	.39	.42
Net asset value, ending	$15.81	$15.42

Total return*	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	2.91%	1.69% (a)
Total expenses	2.62%	9.04% (a)
Expenses before offsets	.87%	1.00% (a
Net expenses	.87%	1.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$6,258	$1,968

See notes to financial highlights.

Conservative Allocation Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$16.40	$15.77
Income from investment operations
Net investment income	.30	.31
Net realized and unrealized gain (loss)	(.68)	.73
Total from investment operations	(.38)	1.04
Distributions from
Net investment income	(.30)	(.31)
Net realized gain	(.23)	(.10)
Total distributions	(.53)	(.41)
Total increase (decrease) in net asset value	(.91)	.63
Net asset value, ending	$15.49	$16.40

Total return*	(2.42%)	6.67%
Ratios to average net assets: A,B
Net investment income	3.74% (a)	1.99%
Total expenses	1.91% (a)	2.09%
Expenses before offsets	1.91% (a)	2.00%
Net expenses	1.91% (a)	2.00%
Portfolio turnover	9%	11%
Net assets, ending (in thousands)	$4,053	$4,036

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.40	$15.00
Income from investment operations
Net investment income	.28	.03
Net realized and unrealized gain (loss)	.38	.40
Total from investment operations	.66	.43
Distributions from
Net investment income	(.28)	(.03)
Net realized gain	(.01)	--
Total distributions	(.29)	(.03)
Total increase (decrease) in net asset value	.37	.40
Net asset value, ending	$15.77	$15.40

Total return*	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.87%	.61% (a)
Total expenses	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$2,314	$998

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$18.30	$16.81
Income from investment operations
Net investment income	.29	.32
Net realized and unrealized gain (loss)	(1.55)	1.59
Total from investment operations	(1.26)	1.91
Distributions from
Net investment income	(.29)	(.32)
Net realized gain	(.30)	(.10)
Total distributions	(.59)	(.42)
Total increase (decrease) in net asset value	(1.85)	1.49
Net asset value, ending	$16.45	$18.30

Total return*	(7.10%)	11.46%
Ratios to average net assets: A,B
Net investment income	3.31% (a)	1.71%
Total expenses	.71% (a)	.75%
Expenses before offsets	.71% (a)	.75%
Net expenses	.71% (a)	.75%
Portfolio turnover	2%	3%
Net assets, ending (in thousands)	$76,576	$71,746

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005#
Net asset value, beginning	$15.88	$15.00
Income from investment operations
Net investment income	.18	.02
Net realized and unrealized gain (loss)	.92	.87
Total from investment operations	1.10	.89
Distributions from
Net investment income	(.17)	(.01)
Net realized gain	**	--
Total distributions	(.17)	(.01)
Total increase (decrease) in net asset value	.93	.88
Net asset value, ending	$16.81	$15.88

Total return*	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.08%	.43% (a)
Total expenses	1.12%	3.99% (a)
Expenses before offsets	.95%	1.00% (a)
Net expenses	.95%	1.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$33,279	$7,628

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$18.16	$16.69
Income from investment operations
Net investment income	.22	.20
Net realized and unrealized gain (loss)	(1.54)	1.56
Total from investment operations	(1.32)	1.76
Distributions from
Net investment income	(.22)	(.19)
Net realized gain	(.30)	(.10)
Total distributions	(.52)	(.29)
Total increase (decrease) in net asset value	(1.84)	1.47
Net asset value, ending	$16.32	$18.16

Total return*	(7.46%)	10.62%
Ratios to average net assets: A,B
Net investment income	2.57% (a)	.97%
Total expenses	1.47% (a)	1.50%
Expenses before offsets	1.47% (a)	1.50%
Net expenses	1.47% (a)	1.50%
Portfolio turnover	2%	3%
Net assets, ending (in thousands)	$17,812	$17,564

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.80	$15.00
Income from investment operations
Net investment income	.05	(.02)
Net realized and unrealized gain (loss)	.91	.82
Total from investment operations	.96	.80
Distributions from
Net investment income	(.07)	--
Net realized gain	**	--
Total distributions	(.07)	--
Total increase (decrease) in net asset value	.89	.80
Net asset value, ending	$16.69	$15.80

Total return*	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.07%	(.62%) (a)
Total expenses	1.95%	5.22% (a)
Expenses before offsets	1.94%	2.00% (a)
Net expenses	1.94%	2.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$8,508	$2,200

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights

Period Ended
March 31,
Class I Shares	2008 ###
Net asset value, beginning	$16.73
Income from investment operations
Net investment income	.05
Net realized and unrealized gain (loss)	(.27)
Total from investment operations	(.22)
Distributions from
Net investment income	(.04)
Total distributions	(.04)
Total increase (decrease) in net asset value	(0.26)
Net asset value, ending	$16.47

Total return*	(1.31%)
Ratios to average net assets: A,B
Net investment income	1.78% (a)
Total expenses	1,537.83% (a)
Expenses before offsets	.23% (a)
Net expenses	.23% (a)
Portfolio turnover	1%
Net assets, ending (in thousands)	$1

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$19.00	$16.91
Income from investment operations
Net investment income	.22	.22
Net realized and unrealized gain (loss)	(2.20)	2.16
Total from investment operations	(1.98)	2.38
Distributions from
Net investment income	(.21)	(.21)
Net realized gain	(.36)	(.08)
Total distributions	(.57)	(.29)
Total increase (decrease) in net asset value	(2.55)	2.09
Net asset value, ending	$16.45	$19.00

Total return*	(10.74%)	14.18%
Ratios to average net assets: A,B
Net investment income	2.54% (a)	.96%
Total expenses	.89% (a)	.98%
Expenses before offsets	.43% (a)	.43%
Net expenses	.43% (a)	.43%
Portfolio turnover	3%	2%
Net assets, ending (in thousands)	$45,342	$44,004

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005##
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income	.03	(.01)
Net realized and unrealized gain (loss)	1.31	.63
Total from investment operations	1.34	.62
Distributions from
Net investment income	(.05)	--
Net realized gain	--	--
Total distributions	(.05)	--
Total increase (decrease) in net asset value	1.29	.62
Net asset value, ending	$16.91	$15.62

Total return*	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	(.11%)	(.59%) (a)
Total expenses	2.08%	15.10% (a)
Expenses before offsets	.83%	1.00% (a)
Net expenses	.83%	1.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$15,170	$1,380

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$18.63	$16.74
Income from investment operations
Net investment income	.11	**
Net realized and unrealized gain (loss)	(2.16)	2.09
Total from investment operations	(2.05)	2.09
Distributions from
Net investment income	(.15)	(.12)
Net realized gain	(.36)	(.08)
Total distributions	(.51)	(.20)
Total increase (decrease) in net asset value	(2.56)	1.89
Net asset value, ending	$16.07	$18.63

Total return*	(11.30%)	12.56%
Ratios to average net assets: A,B
Net investment income	1.23% (a)	(.32%)
Total expenses	1.72% (a)	1.77%
Expenses before offsets	1.72% (a)	1.77%
Net expenses	1.72% (a)	1.77%
Portfolio turnover	3%	2%
Net assets, ending (in thousands)	$7,279	$7,605

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##
Net asset value, beginning	$15.59	$15.00
Income from investment operations
Net investment income	(.11)	(.05)
Net realized and unrealized gain (loss)	1.27	.64
Total from investment operations	1.16	.59
Distributions from
Net investment income	(.01)	--
Net realized gain	--	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.15	.59
Net asset value, ending	$16.74	$15.59

Total return*	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(1.24%)	(1.63%) (a)
Total expenses	3.04%	13.06% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$3,240	$832

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights

Period Ended
March 31,
Class I Shares	2008 ###
Net asset value, beginning	$16.73
Income from investment operations
Net investment income	.01
Net realized and unrealized gain (loss)	(.29)
Total from investment operations	(.28)
Total increase (decrease) in net asset value	(.28)
Net asset value, ending	$16.45

Total return*	1.67%
Ratios to average net assets: A,B
Net investment income	.38% (a)
Total expenses	1,570.99% (a)
Expenses before offsets	.23% (a)
Net expenses	.23% (a)
Portfolio turnover	0.3%
Net assets, ending (in thousands)	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(z) Per share figures calculated using the average shares method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

### From January 31, 2008 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 4, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert Social Investment Fund and the Advisor with respect to each Fund.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis a variety of information relating to the Funds and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; comparative performance and fee information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Fund; the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance with the underlying Calvert funds in which the Funds invested and its experience with the Subadvisors of those underlying funds as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering each Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. With respect to the underlying Calvert funds in which the Funds invested, the Board also noted that it reviewed on a quarterly basis detailed information about each underlying Calvert fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Conservative Allocation Fund. For the one-year annualized period ended June 30, 2007, the Fund had underperformed its Lipper index and the Fund's performance was below the median of its peer group. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Moderate Allocation Fund. For the one-year annualized period ended June 30, 2007, the Fund underperformed its Lipper index and the Fund's performance was below the median of its peer group. The Board took into account management's discussion of the Fund's performance. The Trustees noted the Fund's relatively recent inception date. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Aggressive Allocation Fund. For the one-year annualized period ended June 30, 2007, the Fund underperformed its Lipper index and the Fund's performance was below the median of its peer group. The Board took into account management's discussion of the Fund's performance. The Trustees noted the Fund's relatively recent inception date. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Funds' fees and expenses, the Board noted that none of the Funds paid an advisory fee directly to the Advisor for performing advisory services but that each Fund incurred a proportional share of the expenses of the underlying Calvert funds in which it invested, including the advisory expenses of those underlying funds. Total expenses for the conservative Allocation Fund, the Moderate Allocation Fund, and the Aggressive Allocation Fund are above, above, and at the median of their peer groups, respectively. The Board also noted that each Fund paid an independent third party a consulting fee to provide guidance to the Advisor on the allocation strategy for the Fund. The Board noted the Advisor's current undertaking to maintain expense limitations for the Funds.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of the Funds to the Advisor, the Board noted that none of the Funds paid an advisory fee to the Advisor but that the Advisor received advisory fees as advisor to the underlying Calvert funds in which the Funds invested. The Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board also considered whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's size and growth on its performance and fees. The Board noted that none of the Funds paid an advisory fee to the Advisor. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. However, the Board noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (d) the Advisor is likely to execute its investment strategies consistently over time. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

Calvert Asset Allocation Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	May 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date:   May 29, 2008

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

Date:   May 29, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date:   May 29, 2008